                                                                     Exhibit 4.1

                                                                  EXECUTION COPY





                      FLEET BANK (RI), NATIONAL ASSOCIATION

                               Seller and Servicer

                                       and

                              BANKERS TRUST COMPANY

                                     Trustee

                on behalf of the Series 2000-C Certificateholders

                            SERIES 2000-C SUPPLEMENT

                           Dated as of August 25, 2000

                                       to

              AMENDED AND RESTATED POOLING AND SERVICING AGREEMENT

                          Dated as of December 1, 1993,

                     as Amended and Restated on May 23, 1994

                        FLEET CREDIT CARD MASTER TRUST II

                                  SERIES 2000-C

                                TABLE OF CONTENTS

                                                                                                      PAGE
                                    ARTICLE I
                  Creation of the Series 2000 - C Certificates

Section 1.1       Designation .....................................................................      1

                                   ARTICLE II
                                   Definitions

Section 2.1       Definitions .....................................................................      2

                                   ARTICLE III
                              Servicer and Trustee

Section 3.1       Servicing Compensation ..........................................................     18

                                   ARTICLE IV
    Rights of Series 2000-C Certificateholders and Collateral Interest Holder
                  and Allocation and Application of Collections

Section 4.1       Collections and Allocations .....................................................     19

Section 4.2       Determination of Monthly Interest ...............................................     21

Section 4.3       Determination of Monthly Principal ..............................................     23

Section 4.4       Required Amount .................................................................     24

Section 4.5       Application of Class A Available Funds, Class B Available Funds,
                  Collateral Available Funds and Available Investor Principal Collections .........     25

Section 4.6       Defaulted Amounts; Investor Charge-Offs .........................................     27

Section 4.7       Excess Spread; Excess Finance Charges ...........................................     28

Section 4.8       Reallocated Principal Collections ...............................................     30

Section 4.9       Excess Finance Charges ..........................................................     30

Section 4.10      Shared Principal Collections ....................................................     31

Section 4.11      Determination of LIBOR ..........................................................     31

Section 4.12      Principal Funding Account .......................................................     32

Section 4.13      Accumulation Period .............................................................     33

Section 4.14      Reserve Account .................................................................     33

Section 4.15      Swap Reserve Fund ...............................................................     35

Section 4.16.     Interest Rate Swap ..............................................................     37

Section 4.17.     Interest Reserve Account ........................................................     39

                                TABLE OF CONTENTS
                                   (continued)

                                                                                                      PAGE
                                    ARTICLE V
          Distributions and Reports to Series 2000-C Certificateholders

Section 5.1       Distributions ...................................................................     41

Section 5.2       Certificates and Statements .....................................................     42

                                   ARTICLE VI
                          Series 2000-C Pay Out Events

Section 6.1       Series 2000-C Pay Out Events ....................................................     43

                                   ARTICLE VII
                     Optional Repurchase; Series Termination

Section 7.1       Optional Repurchase .............................................................     44

Section 7.2       Series Termination ..............................................................     44

                                  ARTICLE VIII
                               Final Distributions

Section 8.1       Sale of Receivables or Certificateholders' Interest Pursuant to Section 2.06
                  or 10.01 of the Agreement .......................................................     45

Section 8.2       Distribution of Proceeds of Sale, Disposition or Liquidation of the Receivables
                  Pursuant to Section 9.02 of the Agreement .......................................     46

Section 8.3       Instructions Pursuant to Section 9.02(a) of the Agreement .......................     47

                                   ARTICLE IX
                                  Certificates

Section 9.1       Book-Entry Certificates .........................................................     48

                                    ARTICLE X
                            Miscellaneous Provisions

Section 10.1.     Certain Matters Regarding the Collateral Interest Holder ........................     48

Section 10.2      Ratification of Agreement .......................................................     48

Section 10.3      Counterparts ....................................................................     48

Section 10.4      Governing Law ...................................................................     48

Section 10.5      Notices .........................................................................     48

Section 10.6      Amendments ......................................................................     48

Section 10.7.     Uncertificated Securities .......................................................     49

Section 10.8.     Transfers of the Collateral Interest ............................................     49

                               TABLE OF CONTENTS
                                  (continued)




                                                                            PAGE

EXHIBITS

EXHIBIT A-1       Form of Class A Certificate

EXHIBIT A-2       Form of Class B Certificate

EXHIBIT B         Form of Monthly Payment Instructions

EXHIBIT C         Form of Monthly Certificateholders' Statement

EXHIBIT D         Form of Investment Letter

                  SERIES 2000-C SUPPLEMENT, dated as of August 25, 2000 (the "Supplement"), among FLEET BANK (RI), NATIONAL ASSOCIATION, a national banking association, as Seller and Servicer by assignment from ADVANTA NATIONAL BANK pursuant to an Assignment and Assumption Agreement dated as of February 20, 1998, and BANKERS TRUST COMPANY, a New York banking corporation, as Trustee.

                  Pursuant to the Amended and Restated Pooling and Servicing Agreement dated as of December 1, 1993, as Amended and Restated on May 23, 1994 (and as subsequently amended and supplemented, including by the terms of this Supplement, the "Agreement"), among Fleet Bank (RI), National Association (successor to Advanta National Bank), as Seller and Servicer, and the Trustee, the Fleet Credit Card Master Trust II (formerly known as ADVANTA Credit Card Master Trust II) (the "Trust") has been created. Section 6.03 of the Agreement provides that the Seller may from time to time direct the Trustee to authenticate one or more new Series of Investor Certificates representing fractional undivided interests in the Trust. The Principal Terms of any new Series are to be set forth in a Supplement to the Agreement.

                  Pursuant to this Supplement, the Seller and the Trustee shall create a new Series of Investor Certificates and specify the Principal Terms thereof.


                                    ARTICLE I
                  Creation of the Series 2000 - C Certificates

                  Section 1.1  Designation.

                  (a) There is hereby created a Series of Investor Certificates to be issued pursuant to the Agreement and this Supplement to be known as "Fleet Credit Card Master Trust II, Series 2000-C." The Series of Investor Certificates created hereby shall be issued in two Classes. The first Class shall be known as the "Class A 7.02% Asset Backed Certificates, Series 2000-C," and the second Class shall be known as the "Class B Floating Rate Asset Backed Certificates, Series 2000-C." In addition, there is hereby created a third Class of interests in the Trust which, except as expressly provided herein, shall be deemed to be "Investor Certificates" for all purposes under the Agreement and this Supplement and shall be in uncertificated form and which shall be known as the "Collateral Interest, Series 2000-C." The Collateral Interest Holder shall be the Series Enhancer for Series 2000-C.

                  (b) Series 2000-C shall be included in Group One. Series 2000-C shall be a Principal Sharing Series with respect to Group One only. Series 2000-C shall not be subordinated to any other Series. Notwithstanding any provision in the Agreement or in this Supplement to the contrary, the first Distribution Date with respect to Series 2000-C shall be the October 2000 Distribution Date, and references herein to the Monthly Period relating to the October 2000 Distribution Date shall mean the period from the Closing Date through the end of September 2000.

                  (c) In the event that any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Agreement, the terms and provisions of this Supplement shall govern.

                  (d) The Collateral Interest Holder, as holder of an "Investor Certificate" under the Agreement, shall be entitled to the benefits of the Agreement and this Supplement. Notwithstanding the foregoing, except as expressly provided herein, (i) the provisions of Article VI and Article XII of the Agreement relating to the execution, authentication, delivery, presentation, cancellation and surrender of Registered Certificates and clauses (a) and (c) of the definition of "Tax Opinion" in Section 1.01 of the Agreement shall not be applicable to the Collateral Interest, and (ii) the provisions of Section 3.07 of the Agreement shall not cause the Collateral Interest to be treated as debt for federal, state and local income and franchise tax purposes, but rather the Seller intends, and together with the Collateral Interest Holder, agrees to treat the Collateral Interest for federal, state and local income and franchise tax purposes as representing an equity interest in the assets of the Trust.


                                   ARTICLE II
                                   Definitions

                  Section 2.1  Definitions.

                  (a) Whenever used in this Supplement, the following words and phrases shall have the following meanings, and the definitions of such terms are applicable to the singular as well as the plural forms of such terms and the masculine as well as the feminine and neuter genders of such terms.

                  "Accumulation Date" shall mean the close of business on October 31, 2004.

                  "Accumulation Period" shall mean, unless a Pay Out Event with respect to Series 2000-C shall have occurred prior thereto, the period commencing on the Accumulation Date or such later date as is determined in accordance with Section 4.13 and ending on the first to occur of (a) the commencement of the Rapid Accumulation Period, (b) the commencement of the Rapid Amortization Period, (c) the payment in full to the Series 2000-C Holders of the Investor Amount or (d) the Series Termination Date.

                  "Accumulation Period Length" shall have the meaning specified in Section 4.13.

                  "Additional Interest" shall mean, at any time of determination, the Class A Additional Interest, the Class B Additional Interest and the Collateral Additional Interest.

                  "Assignee" shall have the meaning specified in subsection 10.8(a).

                  "Available Investor Principal Collections" shall mean, with respect to any Monthly Period, an amount equal to the sum of (a) (i) an amount equal to the Principal Allocation Percentage of all Collections of Principal Receivables received during such Monthly Period minus (ii) the amount of Reallocated Principal Collections with respect to such Monthly Period which pursuant to Section 4.8 are required to fund any deficiency in the amounts to be distributed pursuant to Sections 4.5(a)(i), (ii), (iii) and (iv), 4.5(b)(i) and
(ii) and 4.7(d) for the related Distribution Date, plus (b) any Shared Principal Collections with respect to other Series in Group One that are allocated to Series 2000-C in accordance with Section 4.04 of the

Agreement and Section 4.10 hereof, plus (c) any other amounts which pursuant to subsection 4.5(a)(iv) (including any amounts allocated with respect thereto pursuant to subsection 4.7(a)) and Section 4.7 hereof are to be treated as Available Investor Principal Collections with respect to the related Distribution Date.

                  "Average Principal Balance" shall mean, for any Monthly Period in which an Addition Date occurs, the weighted average of the sum of the Principal Receivables in the Trust and the principal amount on deposit in the Excess Funding Account at the end of the day on the last day of the prior Monthly Period and the sum of the Principal Receivables in the Trust and the principal amount on deposit in the Excess Funding Account at the end of the day on the related Addition Date, weighted, respectively, by a fraction, the numerator of which is the number of days from and including the first day of such Monthly Period, to but excluding the related Addition Date, and the denominator of which is the number of days in such Monthly Period, and by a fraction, the numerator of which is the number of days from and including the related Addition Date to and including the last day of such Monthly Period, and the denominator of which is the number of days in such Monthly Period.

                  "Available Swap Reserve Fund Amount" shall mean, with respect to any Transfer Date, the lesser of (a) the amount on deposit in the Swap Reserve Fund on such date (after taking into account any interest and earnings retained in the Swap Reserve Fund pursuant to subsection 4.15(b) on such date), and (b) the Required Swap Reserve Fund Amount.

                  "Bank" shall mean Fleet Bank (RI), National Association.

                  "Base Rate" shall mean, with respect to any Monthly Period, the annualized percentage equivalent of a fraction, the numerator of which is equal to the sum of the Class A Monthly Interest, the Class B Monthly Interest, the Collateral Minimum Monthly Interest, the Net Swap Payment, if any, each for the related Interest Period, less the Net Swap Receipt, if any, deposited in the Collection Account for such Interest Period, and the Monthly Servicing Fee with respect to the related Distribution Date and the denominator of which is the Investor Amount as of the last day of the preceding Monthly Period.

                  "Class A Additional Interest" shall have the meaning specified in subsection 4.2(a).

                  "Class A Available Funds" shall mean, with respect to any Monthly Period, an amount equal to the sum of (a) the Class A Floating Percentage of the Collections of Finance Charge Receivables allocated to Series 2000-C (including any amounts that are to be treated as Collections of Finance Charge Receivables in accordance with the Agreement), (b) the amount of Principal Funding Investment Proceeds, if any, with respect to such Distribution Date, (c) the amount of funds, if any, to be withdrawn from the Reserve Account which, pursuant to Section 4.14, are required to be included in Class A Available Funds with respect to such Distribution Date, (d) the Net Swap Receipt, if any, deposited in the Collection Account with respect to such Monthly Period and any previously due but not paid Net Swap Receipts deposited in the Collection Account with respect to such Monthly Period, (e) amounts, if any, to be withdrawn from the Swap Reserve Fund which will be deposited into the Collection Account on the related Transfer Date pursuant to subsection 4.15(d), and (f) amounts, if any, to be withdrawn from the

Interest Reserve Account and deposited into the Collection Account on the related Transfer Date pursuant to subsection 4.17(c).

                  "Class A Certificate Rate" shall mean 7.02% per annum.

                  "Class A Certificateholder" shall mean the Person in whose name a Class A Certificate is registered in the Certificate Register.

                  "Class A Certificates" shall mean any one of the Certificates executed by the Seller and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-1.

                  "Class A Expected Final Distribution Date" shall mean the August 2005 Distribution Date.

                  "Class A Floating Percentage" shall mean, with respect to any Monthly Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is equal to the Class A Invested Amount as of the close of business on the last day of the preceding Monthly Period and the denominator of which is equal to the Invested Amount as of such day; provided, however, that with respect to the first Monthly Period, the Class A Floating Percentage shall mean the percentage equivalent of a fraction, the numerator of which is the Class A Initial Invested Amount and the denominator of which is the Initial Invested Amount.

                  "Class A Initial Invested Amount" shall mean $529,750,000.

                  "Class A Interest Shortfall" shall have the meaning specified in subsection 4.2(a).

                  "Class A Invested Amount" shall mean, on any date of determination, an amount equal to (a) the Class A Initial Invested Amount, minus
(b) the aggregate amount of principal payments made to the Class A Certificateholders on or prior to such date, minus (c) the excess, if any, of the aggregate amount of Class A Investor Charge-Offs for all prior Distribution Dates over the aggregate amount of Class A Investor Charge-Offs reimbursed pursuant to subsection 4.6(a) prior to such date minus (d) the Principal Funding Account Balance (but not in excess of the Class A Initial Invested Amount) on such date.

                  "Class A Investor Amount" shall mean, on any date of determination, an amount equal to the sum of (a) the Class A Invested Amount and
(b) the Principal Funding Account Balance (but not in excess of the Class A Initial Invested Amount).

                  "Class A Investor Charge-Off" shall have the meaning specified in Section 4.6(a).

                  "Class A Investor Default Amount" shall mean, with respect to each Distribution Date, an amount equal to the product of (i) the Investor Default Amount for the related Monthly Period and (ii) the Class A Floating Percentage for such Monthly Period.

                  "Class A Monthly Interest" shall have the meaning specified in
Section 4.2(a).

                  "Class A Monthly Principal" shall have the meaning specified in Section 4.3(a).

                  "Class A Penalty Rate" shall mean the sum of the Class A Certificate Rate and 2.00% per annum.

                  "Class A Principal Percentage" shall mean, with respect to any Monthly Period (i) during the Revolving Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Class A Invested Amount as of the last day of the immediately preceding Monthly Period and the denominator of which is the Invested Amount as of such day and
(ii) after the Revolving Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Class A Invested Amount as of the last day of the Revolving Period, and the denominator of which is the Invested Amount as of such last day; provided, however, that with respect to the first Monthly Period, the Class A Principal Percentage shall mean the percentage equivalent of a fraction, the numerator of which is the Class A Initial Invested Amount and the denominator of which is the Initial Invested Amount.

                  "Class A Required Amount" shall have the meaning specified in
Section 4.4(a).

                  "Class A Servicing Fee" shall have the meaning specified in
Section 3.1.

                  "Class B Additional Interest" shall have the meaning specified in Section 4.2(b).

                  "Class B Available Funds" shall mean, with respect to any Monthly Period, an amount equal to the Class B Floating Percentage of the Collections of Finance Charge Receivables allocated to Series 2000-C (including any amounts that are to be treated as Collections of Finance Receivables in accordance with the Agreement).

                  "Class B Certificate Rate" shall mean, for any Interest Period with respect to the Class B Certificates, a per annum rate equal to LIBOR as of the LIBOR Determination Date for such Interest Period plus the Class B Certificate Rate Spread.

                  "Class B Certificate Rate Spread" shall mean 0.39% per annum.


                  "Class B Certificateholder" shall mean the Person in whose name a Class B Certificate is registered in the Certificate Register.

                  "Class B Certificates" shall mean any one of the Certificates executed by the Seller and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-2.

                  "Class B Expected Final Distribution Date" shall mean the August 2005 Distribution Date.

                  "Class B Floating Percentage" shall mean, with respect to any Monthly Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is equal to the Class B Invested Amount as of the close of business on the last day of the preceding Monthly Period and the denominator of which is equal to the Invested Amount as of such day; provided, however, that with respect to the first Monthly Period, the Class B Floating Percentage shall mean the percentage equivalent of a fraction, the numerator of which is the Class B Initial Invested Amount and the denominator of which is the Initial Invested Amount.

                  "Class B Initial Invested Amount" shall mean $48,750,000.

                  "Class B Interest Shortfall" shall have the meaning specified in Section 4.2(b).

                  "Class B Invested Amount" shall mean, on any date of determination, an amount equal to (a) the Class B Initial Invested Amount, minus
(b) the aggregate amount of principal payments made to the Class B Certificateholders on or prior to such date, minus (c) the excess, if any, of the aggregate amount of Class B Investor Charge-Offs for all prior Distribution Dates over the aggregate amount of any reimbursement of Class B Investor Charge-Offs pursuant to subsection 4.6(b) for all Distribution Dates preceding such date, minus (d) the aggregate amount of Reallocated Principal Collections allocated on all prior Distribution Dates pursuant to Section 4.8(a) (excluding any Reallocated Principal Collections that have resulted in a reduction in the Collateral Invested Amount pursuant to Section 4.6(c)), minus (e) an amount equal to the amount by which the Class B Invested Amount has been reduced on all prior Distribution Dates pursuant to Section 4.6(a) plus (f) the aggregate amount of Excess Spread and Excess Finance Charges allocated and available on all prior Distribution Dates pursuant to Section 4.7(e) for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (c), (d) and (e); and minus (g) the positive difference, if any, between the Principal Funding Account Balance and the Class A Investor Amount on such date; provided, however, that the Class B Invested Amount may not be reduced below zero.

                  "Class B Investor Amount" shall mean, for any date of determination, an amount equal to the sum of (a) the Class B Invested Amount and
(b) the positive difference, if any, between the Principal Funding Account Balance and the Class A Investor Amount on such date (such sum not to exceed the Class B Initial Invested Amount).

                  "Class B Investor Charge-Off" shall have the meaning specified in Section 4.6(b).

                  "Class B Investor Default Amount" shall mean, with respect to each Distribution Date, an amount equal to the product of (i) the Investor Default Amount for the related Monthly Period and (ii) the Class B Floating Percentage for such Monthly Period.

                  "Class B Monthly Interest" shall have the meaning specified in
Section 4.2(b).

                  "Class B Monthly Principal" shall have the meaning specified in Section 4.3(b).

                  "Class B Penalty Rate" shall mean the sum of the Class B Certificate Rate and 2.00% per annum.

                  "Class B Principal Commencement Date" shall mean, the earliest to occur of (x) the Class B Expected Final Distribution Date (but only if the Class A Investor Amount is paid in full on such date), (y) the first Distribution Date with respect to the Rapid Accumulation Period on which the full amount of the Class A Investor Amount is on deposit in the Principal Funding Account and (z) the Special Payment Date on which the Class A Investor Amount is paid in full.

                  "Class B Principal Percentage" shall mean with respect to any Monthly Period (i) during the Revolving Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Class B Invested Amount as of the last day of the immediately preceding Monthly Period and the denominator of which is the Invested Amount as of such day and
(ii) after the Revolving Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Class B Invested Amount as of the last day of the Revolving Period, and the denominator of which is the Invested Amount as of such last day; provided, however, that with respect to the first Monthly Period, the Class B Principal Percentage shall mean the percentage equivalent of a fraction, the numerator of which is the Class B Initial Invested Amount and the denominator of which is the Initial Invested Amount.

                  "Class B Required Amount" shall have the meaning specified in
Section 4.4(b).

                  "Class B Servicing Fee" shall have the meaning specified in
Section 3.1.

                  "Closing Date" shall mean August 25, 2000.

                  "Collateral Additional Interest" shall have the meaning specified in Section 4.2(c).

                  "Collateral Available Funds" shall mean, with respect to any Monthly Period, an amount equal to the Collateral Floating Percentage of the Collections of Finance Charge Receivables allocated to Series 2000-C (including any amounts that are to be treated as Collections of Finance Charge Receivables in accordance with the Agreement).

                  "Collateral Default Amount" shall mean, with respect to each Distribution Date, an amount equal to the product of (i) the Investor Default Amount for the related Monthly Period and (ii) the Collateral Floating Percentage for such Monthly Period.

                  "Collateral Expected Final Distribution Date" shall mean the September 2005 Distribution Date.

                  "Collateral Floating Percentage" shall mean, with respect to any Monthly Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Collateral Invested Amount as of the close of business on the last day of the preceding Monthly Period and the denominator of which is equal to the Invested Amount as of such day; provided, however, that with respect to the first Monthly Period, the Collateral Floating Percentage shall mean the percentage equivalent of a fraction, the numerator of which is the Collateral Initial Invested Amount and the denominator of which is the Initial Invested Amount.

                  "Collateral Initial Invested Amount" shall mean $71,500,000.

                  "Collateral Interest" shall mean a fractional undivided interest in the Trust which shall consist of the right to receive, (i) to the extent necessary to make the required payments to the Collateral Interest Holder under this Supplement, the portion of Collections allocable thereto under the Agreement and this Supplement, funds on deposit in the Collection Account allocable thereto pursuant to the Agreement and this Supplement and, (ii) amounts available for payment to the Collateral Interest Holder pursuant to subsections 4.7(k), 4.14(e), 4.14(f), 4.15(f), 4.16(b), 8.1(b), 8.2(a) and 8.2(b) or any
other provision of this Supplement.

                  "Collateral Interest Holder" shall mean the entity so designated in the Transfer Agreement.

                  "Collateral Interest Shortfall" shall have the meaning specified in subsection 4.2(c).

                  "Collateral Invested Amount" shall mean, for any date of determination, an amount equal to (a) the Collateral Initial Invested Amount, minus (b) an amount equal to the amount by which the Collateral Invested Amount has been reduced on all prior Distribution Dates pursuant to Section 4.6, minus
(c) the aggregate amount paid pursuant to subsection 4.5(e)(iii) prior to such date, plus (d) the aggregate amount of Excess Finance Charges and Excess Spread allocated and available on all prior Distribution Dates pursuant to subsection 4.7(i) for the purpose of reimbursing amounts deducted pursuant to the foregoing clause (b); provided, however, that the Collateral Invested Amount may not be reduced below zero.

                  "Collateral Minimum Interest Rate" shall mean the rate designated as such in the Transfer Agreement; provided, that for purposes of this Supplement, such rate shall not exceed LIBOR plus 2.0% per annum.

                  "Collateral Minimum Monthly Interest" shall have the meaning specified in Section 4.2(c).

                  "Collateral Monthly Principal" shall have the meaning specified in Section 4.3(c).

                  "Collateral Principal Commencement Date" shall mean, the earliest to occur of (x) the Collateral Expected Final Distribution Date (but only if the Class A Investor Amount and the Class B Investor Amount are paid in full on or prior to such date), (y) the first Distribution Date with respect to the Rapid Accumulation Period on which the full amount of the Class A Investor Amount is on deposit in the Principal Funding Account and the Class B Investor Amount has been paid in full on or prior to such date and (z) the Special Payment Date on which the Class A Investor Amount and the Class B Investor Amount are paid in full.

                  "Collateral Principal Percentage" shall mean, with respect to any Monthly Period (i) during the Revolving Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Collateral Invested Amount as of the last day of the immediately preceding Monthly Period and the denominator of which is the Invested Amount as of such day and (ii) after the Revolving Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Collateral Invested Amount as of the last day of the Revolving Period, and the denominator of which is the Invested Amount as of such last day; provided, however, that with respect to the first Monthly Period, the Collateral Principal Percentage shall mean the percentage equivalent of a fraction, the numerator of which is the Collateral Initial Invested Amount and the denominator of which is the Initial Invested Amount.

                  "Collateral Servicing Fee" shall have the meaning specified in
Section 3.1.

                  "Controlled Accumulation Amount" shall mean (a) for any Distribution Date with respect to the Accumulation Period, the sum of the Class A Initial Invested Amount and the Class B Initial Invested Amount divided by 9; provided, however, that, if the Accumulation Period is modified pursuant to
Section 4.13, (i) the Controlled Accumulation Amount for each Distribution Date with respect to the Accumulation Period shall mean the amount determined in accordance with Section 4.13 on the date on which the Accumulation Period has most recently been modified and (ii) the sum of the Controlled Accumulation Amounts for all Distribution Dates with respect to the modified Accumulation Period shall not be less than the Initial Invested Amount.

                  "Controlled Deposit Amount" shall mean, for any Distribution Date with respect to the Accumulation Period, an amount equal to the sum of the Controlled Accumulation Amount for such Distribution Date and any Deficit Controlled Accumulation Amount for the immediately preceding Distribution Date.

                  "Covered Amount" shall mean for any Distribution Date with respect to the Accumulation Period or the Rapid Accumulation Period or the first Special Payment Date if such Special Payment Date occurs prior to the date on which the Class A Investor Amount is paid in full, an amount equal to the product of (i)(A) a fraction, the numerator of which is the actual number of days in the period from and including the preceding Distribution Date to but excluding such Distribution Date, or, in the event the Interest Rate Swap has been terminated, the numerator of which is 30, and, in either case, the denominator of which is 360, times (B) the Swap Floating Rate, or, in the event the Interest Rate Swap has been terminated, the Class A Certificate Rate and
(ii) the Principal Funding Account Balance (but not in excess of the Class A Initial Invested Amount), if any, as of the preceding Distribution Date.

                  "Deficit Controlled Accumulation Amount" shall mean (a) on the first Distribution Date with respect to the Accumulation Period, the excess, if any, of the Controlled Accumulation Amount for such Distribution Date over the amount distributed from the Collection Account as Class A Monthly Principal and Class B Monthly Principal for such Distribution Date and (b) on each subsequent Distribution Date with respect to the Accumulation Period, the excess, if any, of the Controlled Deposit Amount for such subsequent Distribution Date over the amount distributed from the Collection Account as Class A Monthly Principal and Class B Monthly Principal for such subsequent Distribution Date.

                  "Designated Maturity" shall mean, for any LIBOR Determination Date, one month; provided, that LIBOR for the initial Interest Period will be determined by straight-line interpolation (based on the actual number of days in the initial Interest Period) between two rates determined in accordance with the definition of LIBOR, one of which will be determined for a Designated Maturity of one month and the other of which will be determined for a Designated Maturity of two months.

                  "Distribution Date" shall have the meaning assigned thereto in the Agreement, except that with respect to the Series 2000-C Certificates, the first Distribution Date shall be October 16, 2000.

                  "Excess Finance Charges" shall have the meaning specified in
Section 4.9.

                  "Excess Spread" shall mean, with respect to any Distribution Date, the sum of the amounts, if any, specified pursuant to Sections 4.5(a)(v), 4.5(b)(iii) and 4.5(c)(ii) with respect to such Distribution Date.

                  "Finance Charge Shortfall" shall have the meaning specified in
Section 4.9.

                  "Fitch" shall mean Fitch, Inc., or its successors.

                  "Fixed Amount" shall mean, for any Transfer Date, an amount equal to the fixed amount payable by the Swap Counterparty to the Trust for such date pursuant to the Interest Rate Swap.

                  "Floating Allocation Percentage" shall mean, with respect to any Monthly Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Invested Amount as of the last day of the preceding Monthly Period (or with respect to the first Monthly Period, the Initial Invested Amount) and the denominator of which is the greater of (1) the sum of (x) the total amount of Principal Receivables in the Trust at the end of the day on such date (or with respect to the first Monthly Period, at the end of the day on the Closing Date) and (y) the principal amount on deposit in the Excess Funding Account as of the end of the day on such date and (2) the sum of the numerators used to calculate the Series Percentages (as such term is defined in the Agreement) with respect to Finance Charge Receivables or Defaulted Receivables, as applicable, for all Series then outstanding; provided, however, that with respect to any Monthly Period in which an Addition Date occurs and the Servicer need not make daily deposits of Collections into the Collection Account, the denominator in (x) above shall be the Average Principal Balance; provided further, however, that with respect to any Monthly Period in which an Addition Date occurs and the Servicer is required to make daily deposits of Collections into the Collection Account, the denominator in (x) above shall be (1) for the period from and including the first day of such Monthly Period to but excluding the related Addition Date, the aggregate amount of Principal Receivables in the Trust at the end of the day on the last day of the prior Monthly Period and (2) for the period from and including the related Addition Date to and including the last day of such Monthly Period, the aggregate amount of Principal Receivables in the Trust at the end of the day on the related Addition Date.

                  "Fixed Rate Notional Amount" shall mean the Fixed Rate Notional Amount as defined in the Interest Rate Swap.

                  "Floating Amount" shall mean, for any Transfer Date, an amount equal to the floating amount payable by the Trust to the Swap Counterparty for such date pursuant to the Interest Rate Swap.

                  "Group One" shall mean Series 1995-C, Series 1995-D, Series 1995-F, Series 1996-A, Series 1996-B, Series 1996-C, Series 1996-D, Series 1996-E, Series 1998-A, Series 1999-A, Series 1999-B, Series 1999-C, Series 1999-D, Series 2000-A, Series 2000-B, Series 2000-C and each other outstanding Series hereafter specified in the related Supplement to be included in Group One.

                  "Initial Invested Amount" shall mean the sum of the Class A Initial Invested Amount, the Class B Initial Invested Amount and the Collateral Initial Invested Amount.

                  "Initial Servicing Fee" shall have the meaning specified in
Section 3.1.

                  "Interchange" shall mean, with respect to Series 2000-C and with respect to each Distribution Date, an amount of Interchange (as defined in the Agreement) equal to one-twelfth of 1.25% of the outstanding balance of the Principal Receivables allocable to Series 2000-C on the last day of the preceding Monthly Period.

                  "Interest Period" shall mean, with respect to any Distribution Date, the period from and including the Distribution Date immediately preceding such Distribution Date (or, in the case of the first Distribution Date, from and including the Closing Date) to but excluding such Distribution Date.

                  "Interest Rate Swap" shall mean the ISDA Master Agreement, together with the Schedule thereto, each dated as of the Closing Date between the Trustee on behalf of the Trust and the Swap Counterparty, as such Interest Rate Swap may be amended, modified or replaced.

                  "Interest Reserve Account" shall have the meaning specified in subsection 4.17(a).

                  "Interest Reserve Account Event" shall have the meaning specified in subsection 4.16(g).

                  "Invested Amount" shall mean, as of any date of determination, an amount equal to the sum of (a) the Class A Invested Amount as of such date,
(b) the Class B Invested Amount as of such date and (c) the Collateral Invested Amount as of such date.

                  "Investment Letter" shall have the meaning specified in subsection 10.8(b).

                  "Investor Amount" shall mean, as of any date of determination, an amount equal to the sum of (a) the Invested Amount and (b) the Principal Funding Account Balance.

                  "Investor Charge-Offs" shall mean Class A Investor Charge-Offs and Class B Investor Charge-Offs.

                  "Investor Default Amount" shall mean, with respect to any Distribution Date, an amount equal to the product of (a) the Defaulted Amount for the related Monthly Period and (b) the Floating Allocation Percentage for such Monthly Period.

                  "LIBOR" shall mean an interest rate per annum determined by the Trustee for each Interest Period in accordance with the provisions of
Section 4.11.

                  "LIBOR Determination Date" shall mean August 23, 2000 with respect to the period from the Closing Date through October 15, 2000; and, with respect to each Interest Period thereafter, the second London Business Day prior to every Distribution Date on which such Interest Period begins commencing with the October 16, 2000 Distribution Date.

                  "London Business Day" shall mean a Business Day on which dealings in deposits in United States dollars are transacted in the London interbank market.

                  "Monthly Interest" means, with respect to any Distribution Date, the Class A Monthly Interest, the Class B Monthly Interest, the Collateral Minimum Monthly Interest for such Distribution Date and the Net Swap Payment, if any, for the related Transfer Date and any previously due but not paid Net Swap Payments.

                  "Monthly Servicing Fee" shall have the meaning specified in
Section 3.1.

                  "Net Portfolio Yield" shall mean, with respect to any Monthly Period, the annualized percentage equivalent of a fraction, the numerator of which is equal to (a) an amount equal to the product obtained by multiplying the Floating Allocation Percentage with respect to such Monthly Period and the amount of Collections of Finance Charge Receivables with respect to such Monthly Period (including any other amounts that are to be treated as Collections of Finance Charge Receivables in accordance with the Agreement), plus (b) the amount of any Principal Funding Investment Proceeds for the related Distribution Date, plus (c) the amount of funds, if any, to be withdrawn from the Reserve Account which, pursuant to subsection 4.14(d), are required to be deposited into the Collection Account and included in Class A Available Funds with respect to such Distribution Date, and the amount of funds, if any, to be withdrawn from the Swap Reserve Fund which, pursuant to subsection 4.15(d) are required to be deposited into the Collection Account and included in Class A Available Funds with respect to such Distribution Date, plus (d) the amount of funds, if any, to be withdrawn from the Interest Reserve Account which, pursuant to subsection 4.17(c) are required to be deposited into the Collection Account and included in Class A Available Funds with respect to such Distribution Date, minus (e) the Investor Default Amount for the Distribution Date with respect to such Monthly Period, and the denominator of which is the Investor Amount as of the last day of the preceding Monthly Period.

                  "Net Swap Payment" shall mean, for any Transfer Date, (a) if the netting provisions of subsection 2(c)(ii) of the Interest Rate Swap apply, the amount, if any, by which the Floating Amount for such date exceeds the Fixed Amount for such date, and (b) otherwise, an amount equal to the Floating Amount for such date.

                  "Net Swap Receipt" shall mean, for any Transfer Date, (a) if the netting provisions of subsection 2(c)(ii) of the Interest Rate Swap apply, the amount, if any, by which the Fixed Amount for such date exceeds the Floating Amount for such date, and (b) otherwise, an amount equal to the Fixed Amount for such date.

                  "Percentage Allocation" shall have the meaning specified in
Section 4.1(b)(ii).

                  "Permitted Assignee" shall mean any Person who, if it were the Collateral Interest Holder or holder of an interest in the Trust, as applicable, would not cause the Trust to be taxable as a publicly traded partnership for federal income tax purposes.

                  "Principal Allocation Percentage" shall mean, with respect to any Monthly Period:

                  (a) during the Revolving Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, (x) the numerator of which is the Invested Amount as of the last day of the immediately preceding Monthly Period (or, in the case of the first Monthly Period, the Closing Date) and (y) the denominator of which is the greater of (i) the sum of (A) the total amount of Principal Receivables in the Trust as of the last day of the immediately preceding Monthly Period and (B) the principal amount on deposit in the Excess Funding Account as of such last day (or, in the case of the first Monthly Period, the Closing Date) and (ii) the sum of the numerators used to calculate the Series Percentages applicable to Principal Receivables for all Series outstanding as of the date as to which such determination is being made;

                  (b) during the Accumulation Period, the Rapid Accumulation Period or the Rapid Amortization Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, (x) the numerator of which is the Invested Amount as of the last day of the Revolving Period or, if the numerator has been reduced as described in the first proviso below during the Accumulation Period, and then a Rapid Accumulation Period or a Rapid Amortization Period commences, as of the last day of the Accumulation Period, and (y) the denominator of which is the greater of (i) the sum of (A) the total amount of Principal Receivables in the Trust as of the last day of the immediately preceding Monthly Period and (B) the principal amount on deposit in the Excess Funding Account as of such last day and (ii) the sum of the numerators used to calculate the Series Percentages applicable to Principal Receivables for all Series outstanding as of the date as to which such determination is being made; provided however, that during the Accumulation Period, on any date, at the option of the Servicer, the numerator of the Principal Allocation Percentage may be reduced below the numerator used in the previous Monthly Period, to an amount not less than the greater of (x) the Invested Amount as of the last day of the immediately preceding Monthly Period (less the amount of any distributions of principal deposited in the Principal Funding Account since the last day of the immediately preceding Monthly Period) and (y) an amount that, if used as the numerator of the Principal Allocation Percentage for the remainder of the Accumulation Period, assuming for this purpose that (1) the payment rate with respect to Collections of Principal Receivables remains constant at the level of the immediately preceding Monthly Period, (2) the total amount of Principal Receivables in the Trust (and the principal amount on deposit in the Excess Funding Account, if any) remains constant at the level on the date of such reduction, (3) no Pay Out Event with respect to any Series will subsequently occur and (4) no additional Series (other than any Series being issued on the date of such reduction) will be subsequently issued, would assure that Available Investor Principal Collections for Series 2000-C would equal at least 125% of the Controlled Accumulation Amount for each Monthly Period for so long as the Invested Amount is greater than zero; provided further, however, that any such reduction of the numerator of the Principal Allocation Percentage shall be subject to the receipt by the Trustee of an Officer's Certificate of the Servicer to the effect that the Servicer does not expect that the Available Investor Principal Collections for any Monthly Period would be less than the Controlled Accumulation Amount; provided further, however that with respect to any Monthly Period in which an Addition Date occurs and the Servicer need not make daily deposits of Collections into the Collection Account, the amount in clause (y) (i) of paragraphs (a) and (b) above shall be the

Average Principal Balance; provided further, however, that with respect to any Monthly Period in which an Addition Date occurs and the Servicer is required to make daily deposits of Collections into the Collection Account, the amount in clause (y) (i) of paragraphs (a) and (b) above shall be (1) for the period from and including the first day of such Monthly Period to but excluding the related Addition Date, the sum of (x) the aggregate amount of Principal Receivables in the Trust at the end of the day on the last day of the prior Monthly Period and
(y) the principal amount on deposit in the Excess Funding Account as of such last day and (2) for the period from and including the related Addition Date to and including the last day of such Monthly Period, the sum of (x) the aggregate amount of Principal Receivables in the Trust at the end of the day on the related Addition Date and (y) the principal amount on deposit in the Excess Funding Account at the end of the day on the related Addition Date.

                  "Principal Funding Account" shall have the meaning set forth in subsection 4.12(a)(i).

                  "Principal Funding Account Balance" shall mean, with respect to any date of determination, the principal amount, if any, on deposit in the Principal Funding Account on such date of determination.

                  "Principal Funding Investment Proceeds" shall have the meaning specified in subsection 4.12(a)(ii).

                  "Principal Shortfall" shall have the meaning specified in
Section 4.10.

                  "Rapid Accumulation Period" shall mean, unless the Interest Rate Swap has been terminated or an Interest Reserve Account Event has occurred, the period commencing on the date that a Series 2000-C Pay Out Event occurs and continuing to the earlier of (a) the commencement of the Rapid Amortization Period and (b) the Class A Expected Final Distribution Date.

                  "Rapid Amortization Period" shall mean, (a) if on the day on which a Trust Pay Out Event or a Series 2000-C Pay Out Event is deemed to have occurred (and, with respect to any such Series 2000-C Pay Out Event, either the Interest Rate Swap is or has been terminated or an Interest Reserve Account Event occurs or has occurred) the Servicer need not make daily deposits into or withdrawals from the Collection Account pursuant to Section 4.03(a) of the Agreement, the period commencing at the close of business on the Business Day immediately preceding the first day of the Monthly Period in which such Trust Pay Out Event or Series 2000-C Pay Out Event is deemed to have occurred or (b) otherwise, the period commencing at the close of business on the Business Day immediately preceding the day on which a Trust Pay Out Event or a Series 2000-C Pay Out Event is deemed to have occurred (and, with respect to any such Series 2000-C Pay Out Event, either the Interest Rate Swap is or has been terminated or an Interest Reserve Account Event occurs or has occurred) and ending on the first to occur of (i) the payment in full to the Class A Certificateholders and the Class B Certificateholders of the Class A Investor Amount and the Class B Investor Amount, respectively, and the payment in full to the Collateral Interest Holder of the Collateral Invested Amount, or (ii) the Series Termination Date.

                  "Reallocated Principal Collections" shall mean, with respect to any Monthly Period, the product of (a) the Principal Allocation Percentage with respect to such Monthly Period, (b) the aggregate amount of Collections in respect of Principal Receivables for such Monthly Period and (c) the sum of the Class B Principal Percentage and the Collateral Principal Percentage with respect to such Monthly Period. Reallocated Principal Collections allocable to the Class B Certificates shall equal, with respect to any Monthly Period, the product of (a) the Principal Allocation Percentage with respect to such Monthly Period of the aggregate amount of Collections in respect of Principal Receivables deposited in the Collection Account for such Monthly Period and (b) the Class B Principal Percentage with respect to such Monthly Period. Reallocated Principal Collections allocable to the Collateral Interest shall equal, with respect to any Monthly Period, the product of (a) the Principal Allocation Percentage with respect to such Monthly Period of the aggregate amount of Collections in respect of Principal Receivables deposited in the Collection Account for such Monthly Period and (b) the Collateral Principal Percentage with respect to such Monthly Period. In no event will the Collections of Principal Receivables allocable to the Collateral Interest on any Distribution Date exceed the Collateral Invested Amount on such Distribution Date and in no event will the Collections of Principal Receivables allocable to the Class B Certificates on any Distribution Date exceed the Class B Invested Amount.

                  "Reassignment Amount" shall mean, with respect to any Distribution Date, after giving effect to any deposits and distributions otherwise to be made on such Distribution Date, the sum of (i) the Invested Amount on such Distribution Date, plus (ii) Monthly Interest for such Distribution Date and any Monthly Interest previously due but not distributed to the Series 2000-C Holders on a prior Distribution Date, plus (iii) the amount of Additional Interest, if any, for such Distribution Date and any Additional Interest previously due but not distributed to the Series 2000-C Holders on a prior Distribution Date.

                  "Reference Banks" shall mean Barclays Bank plc, National Westminster Bank PLC and Lloyds Bank of London or such other major banks in the London interbank market selected by the Servicer from time to time.

                  "Required Interest Reserve Amount" shall have the meaning specified in subsection 4.16(g).

                  "Required Reserve Account Amount" shall mean, with respect to any Distribution Date prior to the Reserve Account Funding Date, $0, and on or after the Reserve Account Funding Date, an amount equal to (a) the product of
(i) 0.5% of the Class A Investor Amount as of the preceding Distribution Date (after giving effect to all changes therein on such date) and (ii) a fraction, the numerator of which is the number of Monthly Periods scheduled to be included in the Accumulation Period as of such date and the denominator of which is nine (except that if such numerator is one, the Required Reserve Account Amount determined pursuant to this clause (a) shall be $0) or (b) any other amount designated by the Seller, provided that, if such designation is of a lesser amount, the Seller (i) shall have received written notice from each Rating Agency that such designation will not result in the reduction or withdrawal of the rating of the Series 2000-C Certificates and shall have delivered copies of each such written notice to the Servicer and the Trustee, and (ii) shall have delivered to the Trustee a certificate of an authorized officer to the effect that, based on the facts known to such officer at such time, in the reasonable belief of the Seller, such designation will not cause a Pay Out Event or an event that, after the giving of notice or the lapse of time, would cause a Pay Out Event, to occur with respect to Series 2000-C.

                  "Required Swap Reserve Fund Amount" shall have the meaning specified in the Supplemental Swap Letter.

                  "Reserve Account" shall have the meaning specified in Section 4.14(a).

                  "Reserve Account Funding Date" shall mean the Distribution Date with respect to the Monthly Period which commences three months prior to the Monthly Period in which, as of the related Determination Date, the Accumulation Period is scheduled to commence.

                  "Reserve Account Surplus" shall mean, as of any date of determination, the amount, if any, by which the amount on deposit in the Reserve Account exceeds the Required Reserve Account Amount.

                  "Reserve Draw Amount" shall have the meaning specified in
Section 4.14(c).

                  "Revolving Period" shall mean the period beginning on the Closing Date and ending on the earliest of (a) the close of business on the day preceding the commencement of the Accumulation Period, (b) the close of business on the day preceding the commencement of the Rapid Accumulation Period and (c) the close of business on the day preceding the commencement of the Rapid Amortization Period.

                  "Series Invested Amount" shall mean the Invested Amount.

                  "Series Investor Amount" shall mean, as of any date of determination, an amount equal to the numerator of the Principal Allocation Percentage on such date.

                  "Series 2000-C" shall mean the Series of Investor Certificates, the terms of which are specified in this Supplement and shall include the Class A Certificates, the Class B Certificates and the Collateral Interest.

                  "Series 2000-C Certificate" shall mean a Class A Certificate or a Class B Certificate.

                  "Series 2000-C Certificateholder" shall mean a Class A Certificateholder or a Class B Certificateholder.

                  "Series 2000-C Holder" shall mean a Class A Certificateholder, a Class B Certificateholder or the Collateral Interest Holder.

                  "Series 2000-C Pay Out Event" shall have the meaning specified in Section 6.1.

                  "Series 2000-C Supplement" shall mean this Supplement.

                  "Series Percentage" shall mean with respect to Finance Charge Receivables and Defaulted Receivables, the Floating Allocation Percentage, and with respect to Principal Receivables, the Principal Allocation Percentage.

                  "Series Termination Date" shall mean the earlier to occur of
(i) the February 2008 Distribution Date and (ii) the termination of the Trust pursuant to Section 12.01 of the Agreement.

                  "Servicing Base Amount" shall have the meaning specified in
Section 3.1.

                  "Servicing Fee Rate" shall mean 2.00%.

                  "Special Payment Date" shall mean each Distribution Date with respect to the Rapid Amortization Period.

                  "Supplemental Swap Letter" shall mean that certain letter agreement designated as the Supplemental Swap Letter, dated as of the Closing Date, between the Seller, the Trustee and the Swap Counterparty.

                  "Swap Counterparty" shall have the meaning specified in the Interest Rate Swap.

                  "Swap Fixed Rate" shall mean for any applicable Interest Period, the fixed rate specified in the Interest Rate Swap.

                  "Swap Floating Rate" shall mean for any applicable Interest Period, the floating rate specified in the Interest Rate Swap.

                  "Swap Reserve Draw Amount" shall have the meaning specified in subsection 4.15(c).

                  "Swap Reserve Fund" shall have the meaning specified in subsection 4.15(a).

                  "Swap Reserve Fund Surplus" shall mean, as of any date of determination, the amount, if any, by which the amount on deposit in the Swap Reserve Fund exceeds the Required Swap Reserve Fund Amount.

                  "Telerate Page 3750" shall mean the display page currently so designated on the Bridge Telerate Markets Report (or such other page as may replace such page on such service for the purpose of displaying comparable rates or prices).

                  "Transfer" shall have the meaning specified in subsection 10.8(a).

                  "Transfer Agreement" shall mean the agreement between Fleet
(RI) and the Collateral Interest Holder, dated as of August 25, 2000, as amended or modified from time to time, relating to the transfer of the Collateral Interest.

                  (b) Notwithstanding anything to the contrary in this Supplement or the Agreement, the term "Rating Agency" shall mean, whenever used in this Supplement or the

Agreement with respect to Series 2000-C, Moody's, Standard & Poor's and Fitch; provided, however, that references to "Rating Agency" in the definition of "Eligible Investments" shall be deemed to not include Fitch to the extent that an investment is rated by Moody's and Standard & Poor's, but not by Fitch. Reference to rating categories of Moody's and Standard & Poor's in the Agreement shall be deemed to be references to the equivalent rating categories of Fitch.

                  (c) All capitalized terms used herein and not otherwise defined herein have the meanings ascribed to them in the Agreement.

                  (d) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Supplement shall refer to this Supplement as a whole and not to any particular provision of this Supplement; references to any Article, Section or Exhibit are references to Articles, Sections and Exhibits in or to this Supplement unless otherwise specified; and the term "including" means "including without limitation."

                  (e) Unless the context otherwise requires, references in this Supplement to the "Seller" and from and after the date any Additional Seller is designated pursuant to Section 2.08(e) of the Agreement, such references shall mean the Bank in its capacity as Seller and any such Additional Seller(s).


                                   ARTICLE III
                              Servicer and Trustee

                  Section 3.1  Servicing Compensation.

                  The share of the Servicing Fee allocable to the Series 2000-C Holders with respect to any Distribution Date (the "Monthly Servicing Fee"), shall be equal to one-twelfth the product of (i) the Servicing Fee Rate and (ii) the Invested Amount, if any, as of the last day of the Monthly Period preceding such Distribution Date (the amount calculated pursuant to this clause (ii) is referred to as the "Servicing Base Amount"); provided, however, with respect to the October 2000 Distribution Date, the Monthly Servicing Fee (the "Initial Servicing Fee") shall be $768,941.

                  The share of the Monthly Servicing Fee allocable to the Class A Certificateholders with respect to any Distribution Date (the "Class A Servicing Fee"), shall be equal to one-twelfth of the product of (a) the Class A Floating Percentage, (b) the Servicing Fee Rate and (c) the Servicing Base Amount; provided, however, that with respect to the October 2000 Distribution Date, the Class A Servicing Fee shall be $551,823. The share of the Monthly Servicing Fee allocable to the Class B Certificateholders with respect to any Distribution Date (the "Class B Servicing Fee"), shall be equal to one-twelfth of the product of (a) the Class B Floating Percentage, (b) the Servicing Fee Rate and (c) the Servicing Base Amount; provided, however, that with respect to the October 2000 Distribution Date, the Class B Servicing Fee shall be $88,021. The share of the Monthly Servicing Fee allocable to the Collateral Interest Holder with respect to any Distribution Date (the "Collateral Servicing Fee"), shall be equal to one-twelfth of the product of (a) the Collateral Floating Percentage, (b) the Servicing Fee Rate and (c) the Servicing Base Amount; provided, however, that with respect to the October 2000

Distribution Date, the Collateral Servicing Fee shall be $129,097. In no event shall the Trust, the Trustee, or the Series 2000-C Holders be liable for the share of the Servicing Fee to be paid by the Holders of the Seller Certificates or the Certificateholders of any other Series. The Class A Servicing Fee shall be payable to the Servicer solely to the extent amounts are available for distribution in respect thereof pursuant to Section 4.5(a)(iii), 4.7(a) or 4.8(a); the Class B Servicing Fee shall be payable solely to the extent amounts are available for distribution in respect thereof pursuant to Section 4.5(b)(ii), 4.7(c) or 4.8(b); and the Collateral Servicing Fee shall be payable solely to the extent amounts are available for distribution in respect thereof pursuant to Section 4.5(c)(i) or 4.7(g).


                                   ARTICLE IV
       Rights of Series 2000-C Certificateholders and Collateral Interest
              Holder and Allocation and Application of Collections

                  Section 4.1 Collections and Allocations. The Servicer will apply, or will instruct the Trustee in writing to apply, all Collections and other funds on deposit in the Collection Account that are allocated to the Series 2000-C Holders as follows:

                  (a) Allocations During the Revolving Period. During the Revolving Period, the Servicer shall, on or prior to the close of business on the second Business Day following any Date of Processing, allocate the following amounts as set forth below:

                           (i) Allocate to the Series 2000-C Holders the product
                  of (x) the Floating Allocation Percentage on such Date of Processing and (y) the aggregate amount of Collections of Finance Charge Receivables on such Date of Processing, and of that allocation, deposit and retain in the Collection Account
                  (A) prior to the LIBOR Determination Date occurring in such Monthly Period, an amount equal to the product of (v) the Floating Allocation Percentage on such Date of Processing and
                  (w) the aggregate amount of Collections of Finance Charge Receivables on such Date of Processing and (B) on and after such LIBOR Determination Date, the difference between (1) Monthly Interest for the related Distribution Date (plus, if the Bank is not the Servicer, the Monthly Servicing Fee for such Monthly Period) and (2) the amounts previously deposited in the Collection Account with respect to such Monthly Period pursuant to this subsection (a)(i);

                           (ii) Allocate to the Series 2000-C Holders an amount
                  equal to the product of (A) the Principal Allocation Percentage on such Date of Processing and (B) the aggregate amount of Collections of Principal Receivables on such Date of Processing, which amount shall be first, if any other Principal Sharing Series in Group One is outstanding and in its Amortization Period or Accumulation Period (as such terms are defined in the Agreement), retained in the Collection Account for application, to the extent necessary, as Shared Principal Collections in accordance with Section 4.04 of the Agreement to other Series in Group One on the related Distribution Date, and second paid to the Holders of the Seller Certificates; provided, however, that the amount to be paid to the Holders of the Seller Certificates pursuant to this Section 4.1(a)(ii) on any Date of Processing shall be paid to such Holders only if the Seller Amount on such Date of Processing is greater than the Required Seller Amount (after giving effect to all Principal Receivables transferred to the Trust on such day and any amounts deposited in the Excess Funding Account on such day) and otherwise shall be deposited in the Excess Funding Account until the Seller Amount is greater than the Required Seller Amount and applied in accordance with Section 4.02 of the Agreement and the remainder shall be paid to the Holders of the Seller Certificates.

                  (b) Allocations During the Accumulation Period. During the Accumulation Period, the Servicer shall, prior to the close of business on the second Business Day following any Date of Processing, allocate the following amounts as set forth below:

                           (i) Allocate to the Series 2000-C Holders and deposit
                  and retain in the Collection Account an amount equal to the product of (A) the Floating Allocation Percentage on such Date of Processing and (B) the aggregate amount of Collections of Finance Charge Receivables on such Date of Processing.

                           (ii) Allocate to the Series 2000-C Holders and
                  deposit and retain in the Collection Account an amount equal to the product of (x) the Principal Allocation Percentage on such Date of Processing and (y) the aggregate amount of Collections of Principal Receivables on such Date of Processing (for any such date, a "Percentage Allocation"); provided, however, that if the sum of such Percentage Allocations with respect to the same Monthly Period exceeds the Controlled Deposit Amount for the related Distribution Date, then such excess shall not be treated as a Percentage Allocation and shall be first, if any other Principal Sharing Series in Group One is outstanding and in its Amortization Period or Accumulation Period (as such terms are defined in the Agreement), retained in the Collection Account for application, to the extent necessary, as Shared Principal Collections in accordance with Section 4.04 of the Agreement to other Series in Group One on the related Distribution Date, and second paid to the Holders of the Seller Certificates only if the Seller Amount on such Date of Processing is greater than the Required Seller Amount (after giving effect to all Principal Receivables transferred to the Trust on such day and any amounts deposited in the Excess Funding Account on such day) and otherwise shall be deposited in the Excess Funding Account until the Seller Amount is greater than the Required Seller Amount and applied in accordance with Section 4.02 of the Agreement and the remainder shall be paid to the Holders of the Seller Certificates.

                  (c) Allocations During the Rapid Accumulation Period and the Rapid Amortization Period. During the Rapid Accumulation Period and the Rapid Amortization Period, the Servicer shall, prior to the close of business on the second Business Day following any Date of Processing, allocate the following amounts as set forth below:

                           (i) Allocate to the Series 2000-C Holders and deposit
                  and retain in the Collection Account an amount equal to the product of (A) the Floating Allocation Percentage on such Date of Processing and (B) the aggregate amount of Collections of Finance Charge Receivables on such Date of Processing.

                           (ii) Allocate to the Series 2000-C Holders and
                  deposit and retain in the Collection Account an amount equal to the product of (A) the Principal Allocation Percentage on such Date of Processing and (B) the aggregate amount of Collections of Principal Receivables on such Date of Processing; provided, however, that after the date on which an amount of such Collections equal to the Invested Amount has been deposited into the Collection Account and allocated to the Series 2000-C Holders, the amount determined in accordance with this subparagraph (ii) in excess thereof shall be first, if any other Principal Sharing Series in Group One is outstanding and in its Amortization Period or Accumulation Period (as such terms are defined in the Agreement), retained in the Collection Account for application, to the extent necessary, as Shared Principal Collections in accordance with
                  Section 4.04 of the Agreement to other Series in Group One on the related Distribution Date, and second paid to the Holders of the Seller Certificates only if the Seller Amount on such Date of Processing is greater than the Required Seller Amount (after giving effect to all Principal Receivables transferred to the Trust on such day and any amounts deposited in the Excess Funding Account on such day) and otherwise shall be deposited in the Excess Funding Account until the Seller Amount is greater than the Required Seller Amount and applied in accordance with Section 4.02 of the Agreement and the remainder shall be paid to the Holders of the Seller Certificates.

                  (d) Notwithstanding anything to the contrary in this Section 4.1, if on any Date of Processing the aggregate amount of Principal Receivables is less than the sum of the Series Investor Amounts for all Series outstanding, all Collections of Principal Receivables on such date that are otherwise payable to the Holders of the Seller Certificates shall, unless such Collections are to be retained in the Collection Account, be deposited in the Excess Funding Account and applied in accordance with Section 4.02 of the Agreement.

                  (e) Notwithstanding the foregoing, the Servicer need not make daily deposits of Collections into the Collection Account at any time when the requirements of Section 4.03 of the Agreement are satisfied.

                  Section 4.2  Determination of Monthly Interest.

                  (a) The amount of monthly interest ("Class A Monthly Interest") distributable from the Collection Account with respect to the Class A Certificates on each Distribution Date shall be an amount equal to one-twelfth of the product of (i) the Class A Certificate Rate and (ii) the outstanding principal amount of the Class A Certificates as of the close of business on the preceding Record Date; provided, however, with respect to the October 2000 Distribution Date, Class A Monthly Interest shall be equal to $5,165,062.50.

                  On the Determination Date preceding each Distribution Date, the Servicer shall determine the excess, if any (the "Class A Interest Shortfall"), of (x) the Class A Monthly Interest for such Distribution Date over
(y) the aggregate amount of funds allocated and available to pay such Class A Monthly Interest on such Distribution Date. If the Class A Interest Shortfall with respect to any Distribution Date is greater than zero, on each subsequent Distribution Date until such Class A Interest Shortfall is fully paid, an additional amount ("Class A Additional Interest") equal to one-twelfth of the product of (i) the Class A Penalty Rate and (ii) such Class A Interest Shortfall (or the portion thereof which has not been paid to the Class A Certificateholders) shall be payable as provided herein with respect to the Class A Certificates. Notwithstanding anything to the contrary herein, Class A Additional Interest shall be payable or distributed to Class A Certificateholders only to the extent permitted by applicable law.

         (b) The amount of monthly interest ("Class B Monthly Interest") distributable from the Collection Account with respect to the Class B Certificates on each Distribution Date shall be an amount equal to the product of (i) (A) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times (B) the Class B Certificate Rate and (ii) the outstanding principal amount of the Class B Certificates as of the close of business on the preceding Record Date; provided, however, with respect to the October 2000 Distribution Date, Class B Monthly Interest shall be equal to the interest accrued on the Class B Initial Invested Amount at the applicable Class B Certificate Rate for the period from the Closing Date through October 15, 2000 (calculated on the basis of the actual number of days in such period and a year of 360 days).

         On the Determination Date preceding each Distribution Date, the Servicer shall determine the excess, if any (the "Class B Interest Shortfall"), of (x) the Class B Monthly Interest for such Distribution Date over (y) the aggregate amount of funds allocated and available to pay such Class B Monthly Interest on such Distribution Date. If the Class B Interest Shortfall with respect to any Distribution Date is greater than zero, on each subsequent Distribution Date until such Class B Interest Shortfall is fully paid, an additional amount ("Class B Additional Interest") equal to the product of (i)
(A) a fraction, the numerator of which is the actual number of days in the period from and including the Distribution Date on which there is a shortfall to but excluding such subsequent Distribution Date and the denominator of which is 360, times (B) the Class B Penalty Rate and (ii) such Class B Interest Shortfall (or the portion thereof which has not been paid to the Class B Certificateholders) shall be payable as provided herein with respect to the Class B Certificates. Notwithstanding anything to the contrary herein, Class B Additional Interest shall be payable or distributed to Class B Certificateholders only to the extent permitted by applicable law.

         (c) The amount of monthly interest ("Collateral Minimum Monthly Interest") distributable from the Collection Account with respect to the Collateral Interest on each Distribution Date shall be an amount equal to the product of (i) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times (B) the Collateral Minimum Interest Rate and (ii) the outstanding principal amount of the Collateral Interest as of the close of business on the preceding Record Date; provided, however, with respect to the October 2000 Distribution Date, the Collateral Minimum Monthly Interest shall be equal to the interest accrued on the Collateral Initial Invested Amount at the applicable Collateral Minimum Interest Rate for the period from the Closing Date through

October 15, 2000 (calculated on the basis of the actual number of days in such period and a year of 360 days).

                  On the Determination Date preceding each Distribution Date, the Servicer shall determine the excess, if any (the "Collateral Interest Shortfall"), of (x) the Collateral Minimum Monthly Interest for such Distribution Date over (y) the aggregate amount of funds allocated and available to pay such Collateral Minimum Monthly Interest on such Distribution Date. If the Collateral Interest Shortfall with respect to any Distribution Date is greater than zero, on each subsequent Distribution Date until such Collateral Interest Shortfall is fully paid, an additional amount ("Collateral Additional Interest") equal to the product of (i) (A) a fraction, the numerator of which is the actual number of days from and including the Distribution Date on which there is a shortfall to but excluding such subsequent Distribution Date and the denominator of which is 360, times (B) the Collateral Minimum Interest Rate and
(ii) such Collateral Interest Shortfall (or the portion thereof which has not been paid to the Collateral Interest Holder) shall be payable as provided herein with respect to the Collateral Interest. Notwithstanding anything to the contrary herein, Collateral Additional Interest shall be payable or distributed to the Collateral Interest Holder only to the extent permitted by applicable law.

                  Section 4.3  Determination of Monthly Principal.

                  (a) The amount of monthly principal ("Class A Monthly Principal") distributable from the Collection Account with respect to the Class A Certificates on each Distribution Date, beginning with the first Distribution Date with respect to the Accumulation Period, the Rapid Accumulation Period or the Rapid Amortization Period, shall be equal to the least of (x) the Available Investor Principal Collections on deposit in the Collection Account with respect to such Distribution Date, (y) for each Distribution Date with respect to the Accumulation Period (and on or prior to the Class A Expected Final Distribution
Date), the Controlled Deposit Amount for such Distribution Date and (z) the Class A Invested Amount on such Distribution Date.

                  (b) The amount of monthly principal ("Class B Monthly Principal") distributable from the Collection Account with respect to the Class B Certificates on each Distribution Date, beginning with the first Distribution Date with respect to the Accumulation Period or the Rapid Accumulation Period on which the full amount of the Class A Investor Amount is on deposit in the Principal Funding Account or has been paid to the Class A Certificateholders or, if earlier, the first Special Payment Date on which the Class A Investor Amount is paid in full, shall be equal to the least of (x) the Available Investor Principal Collections on deposit in the Collection Account with respect to such Distribution Date (minus the portion of such Available Investor Principal Collections applied to Class A Monthly Principal on such Distribution Date), (y) for each Distribution Date with respect to the Accumulation Period (and on or prior to the Class B Expected Final Distribution Date), the Controlled Deposit Amount for such Distribution Date (minus the portion of such Controlled Deposit Amount for such Distribution Date applied to Class A Monthly Principal on such Distribution Date) and (z) the Class B Invested Amount on such Distribution Date.

                  (c) The amount of monthly principal ("Collateral Monthly Principal") distributable from the Collection Account with respect to the Collateral Interest on each

Distribution Date, beginning with the Collateral Principal Commencement Date, shall be equal to the lesser of (x) the Available Investor Principal Collections on deposit in the Collection Account with respect to such Distribution Date (minus the portion of such Available Investor Principal Collections applied to Class A Monthly Principal and Class B Monthly Principal on such Distribution
Date), and (y) the Collateral Invested Amount on such Distribution Date.

                  Section 4.4  Required Amount.

                  (a) With respect to each Distribution Date, on the related Determination Date, the Servicer shall determine the amount (the "Class A Required Amount"), if any, by which (a) the sum of (i) Class A Monthly Interest for such Distribution Date, (ii) any Class A Monthly Interest previously due but not paid to the Class A Certificateholders on a prior Distribution Date, (iii) any Class A Additional Interest for such Distribution Date and any Class A Additional Interest previously due but not paid to the Class A Certificateholders on a prior Distribution Date, (iv) the Class A Servicing Fee for such Distribution Date, (v) any Class A Servicing Fee previously due but not paid to the Servicer, (vi) the Class A Investor Default Amount, if any, for such Distribution Date, (vii) the Net Swap Payment, if any, for the related Transfer Date and (viii) the Net Swap Payments, if any, due but not paid on any previous Transfer Date, exceeds (b) the Class A Available Funds. In the event that the Class A Required Amount for such Distribution Date is greater than zero, all or a portion of the Excess Spread and the Excess Finance Charges allocable to Series 2000-C with respect to the related Monthly Period in an amount equal to the Class A Required Amount for such Distribution Date shall be distributed from the Collection Account on such Distribution Date (or on the Transfer Date to the extent needed to make a Net Swap Payment) pursuant to Section 4.7(a). In the event that the Class A Required Amount for such Distribution Date exceeds the amount of Excess Spread and the amount of Excess Finance Charges allocable to Series 2000-C with respect to the related Monthly Period, all or a portion of the Reallocated Principal Collections with respect to such Monthly Period in an amount equal to such excess shall be distributed from the Collection Account on such Distribution Date (or on the Transfer Date to the extent needed to make a Net Swap Payment) pursuant to Section 4.8(a).

                  (b) With respect to each Distribution Date on the related Determination Date, the Servicer shall determine the amount (the "Class B Required Amount"), equal to the sum of (I) the amount if any, by which (a) the sum of (i) Class B Monthly Interest for such Distribution Date, (ii) any Class B Monthly Interest previously due but not paid to the Class B Certificateholders on a prior Distribution Date, (iii) any Class B Additional Interest for such Distribution Date and any Class B Additional Interest previously due but not paid to the Class B Certificateholders on a prior Distribution Date, (iv) the Class B Servicing Fee for such Distribution Date and (v) any Class B Servicing Fee previously due but not paid to the Servicer exceeds (b) the Class B Available Funds, plus (II) the Class B Investor Default Amount for such Distribution Date. In the event that the Class B Required Amount for such Distribution Date is greater than zero, all or a portion of Excess Spread and the Excess Finance Charges allocable to Series 2000-C (other than Excess Spread and Excess Finance Charges applied pursuant to Sections 4.7(a) and (b) with respect to such Distribution Date) with respect to the related Monthly Period shall be applied to fund the Class B Required Amount. In the event that the Class B Required Amount for such Distribution Date exceeds the portion of Excess Spread and Excess Finance Charges allocated to Series 2000-C with respect to the related Monthly Period and available to fund the Class B Required Amount as provided in the preceding sentence, all or a portion of the Reallocated Principal Collections allocable to the Collateral Invested Amount available therefor with respect to such Monthly Period in an amount equal to such excess shall be distributed from the Collection Account on such Distribution Date pursuant to Section 4.8(b).

                  Section 4.5 Application of Class A Available Funds, Class B Available Funds, Collateral Available Funds and Available Investor Principal Collections. The Servicer shall apply or shall direct the Trustee in writing to apply, on each Distribution Date (or Transfer Date with respect to Net Swap Payments), Class A Available Funds, Class B Available Funds, Collateral Available Funds and Available Investor Principal Collections for the related Monthly Period to make the following distributions:

                  (a) On each Distribution Date (or Transfer Date with respect to item (ii)), an amount equal to the Class A Available Funds with respect to such Distribution Date will be distributed in the following priority:

                           (i) an amount equal to Class A Monthly Interest for
                  such Distribution Date, plus the amount of any Class A Monthly Interest previously due but not distributed to the Class A Certificateholders on a prior Distribution Date, plus the amount of any Class A Additional Interest for such Distribution Date and any Class A Additional Interest previously due but not distributed to the Class A Certificateholders on a prior Distribution Date, shall be distributed to the Paying Agent for payment to the Class A Certificateholders;

                           (ii) an amount equal to the Net Swap Payment, if any,
                  for such Transfer Date, plus the amount of any Net Swap Payments previously due but not paid to the Swap Counterparty shall be distributed to the Swap Counterparty (notwithstanding that the distribution under this subsection 4.5(a)(ii) is to be made on a date prior to the distribution to be made under
                  (i) above, the distribution under (i) above shall have priority and the Trustee shall reserve Class A Available Funds in an amount equal to the amount due under (i) above before making any distribution under this provision (ii));

                           (iii) an amount equal to the Class A Servicing Fee
                  for such Distribution Date, plus the amount of any Class A Servicing Fee previously due but not distributed to the Servicer on a prior Distribution Date, shall be distributed to the Servicer;

                           (iv) an amount equal to the Class A Investor Default
                  Amount for such Distribution Date shall be treated as a portion of Available Investor Principal Collections for such Distribution Date; and

                           (v) the balance, if any, shall constitute Excess
                  Spread and shall be allocated and distributed as set forth in
                  Section 4.7.

                  (b) On each Distribution Date, an amount equal to the Class B Available Funds with respect to such Distribution Date will be distributed in the following priority:

                           (i) an amount equal to Class B Monthly Interest for
                  such Distribution Date, plus the amount of any Class B Monthly Interest previously due but not distributed to the Class B Certificateholders on a prior Distribution Date, plus the amount of any Class B Additional Interest for such Distribution Date and any Class B Additional Interest previously due but not distributed to the Class B Certificateholders on a prior Distribution Date, shall be distributed to the Paying Agent for payment to the Class B Certificateholders;

                           (ii) an amount equal to the Class B Servicing Fee for
                  such Distribution Date, plus the amount of any Class B Servicing Fee previously due but not distributed to the Servicer on a prior Distribution Date, shall be distributed to the Servicer; and

                           (iii) the balance, if any, shall constitute Excess
                  Spread and shall be allocated and distributed as set forth in
                  Section 4.7.

                  (c) On each Distribution Date, an amount equal to the Collateral Available Funds with respect to such Distribution Date will be distributed in the following priority:

                           (i) if the Bank or the Trustee is no longer the
                  Servicer, an amount equal to the Collateral Servicing Fee for such Distribution Date, plus the amount of any Collateral Servicing Fee previously due but not distributed to the Servicer on a prior Distribution Date, shall be distributed to the Servicer; and

                           (ii) the balance, if any, shall constitute Excess
                  Spread and shall be allocated and distributed as set forth in
                  Section 4.7.

                  (d) On each Distribution Date with respect to the Revolving Period, an amount equal to the Available Investor Principal Collections for the related Monthly Period shall be treated as Shared Principal Collections and applied in accordance with Section 4.04 of the Agreement.

                  (e) On each Distribution Date with respect to the Accumulation Period, the Rapid Accumulation Period, or the Rapid Amortization Period, an amount equal to the Available Investor Principal Collections for the related Monthly Period will be distributed in the following priority:

                           (i) an amount equal to Class A Monthly Principal for
                  such Distribution Date shall (A) during the Accumulation Period and the Rapid Accumulation Period be deposited in the Principal Funding Account for payment to the Class A Certificateholders by the Paying Agent in accordance with
                  Section 5.1(b) on each Distribution Date beginning on the earlier to occur of the Class A Expected Final Distribution Date or the first Special Payment Date and (B) during the Rapid Amortization Period be paid to the Holders of the Class A Certificates;

                           (ii) after giving effect to the distribution referred
                  to in clause (i) above, an amount equal to Class B Monthly Principal for such Distribution Date shall (A) during the Accumulation Period, be deposited in the Principal Funding

                  Account for payment to the Class B Certificateholders by the Paying Agent in accordance with subsection 5.1(d) on each Distribution Date beginning on the Class B Principal Commencement Date and (B) during the Rapid Accumulation Period and the Rapid Amortization Period, be paid to the Holders of the Class B Certificates;

                           (iii) after giving effect to the distributions
                  referred to in clauses (i) and (ii) above, an amount equal to Collateral Monthly Principal for such Distribution Date, up to the Collateral Invested Amount for such Distribution Date shall be distributed to the Collateral Interest Holder in accordance with subsection 5.1(e) on each Distribution Date beginning on the earlier of the first Distribution Date for the Rapid Accumulation Period or Rapid Amortization Period when the Class B Investor Amount is paid in full or the Collateral Principal Commencement Date; and

                           (iv) for each Distribution Date, after giving effect
                  to the distributions referred to in clauses (i), (ii) and
                  (iii) above, an amount equal to the balance, if any, of such Available Investor Principal Collections then on deposit in the Collection Account shall be treated as Shared Principal Collections and applied in accordance with Section 4.04 of the Agreement.

                  Section 4.6  Defaulted Amounts; Investor Charge-Offs.

                  (a) On each Determination Date, the Servicer shall calculate the Class A Investor Default Amount, if any, for the related Distribution Date. If, on any Distribution Date, the Class A Required Amount for the related Monthly Period exceeds the sum of (x) the amount of Reallocated Principal Collections with respect to such Monthly Period and (y) the amount of Excess Spread and the Excess Finance Charges allocable to Series 2000-C with respect to such Distribution Date, the Collateral Invested Amount shall be reduced by the amount of such excess, but not by more than the excess of the Class A Investor Default Amount for such Distribution Date over the sum of the amount of Reallocated Principal Collections and Excess Spread and Excess Finance Charges used to fund the Class A Investor Default Amount for such Distribution Date. In the event that such reduction would cause the Collateral Invested Amount to be a negative number, the Collateral Invested Amount shall be reduced to zero and the Class B Invested Amount shall be reduced by the amount by which the Collateral Invested Amount would have been reduced below zero, but not by more than the excess, if any, of the Class A Investor Default Amount for such Distribution Date over the sum of the amount of such reduction, if any, of the Collateral Invested Amount with respect to such Distribution Date and the amount of Reallocated Principal Collections and Excess Spread and Excess Finance Charges used to fund the Class A Investor Default Amount for such Distribution Date. In the event that such reduction would cause the Class B Invested Amount to be a negative number, the Class B Invested Amount shall be reduced to zero, and the Class A Invested Amount shall be reduced by the amount by which the Class B Invested Amount would have been reduced below zero, but not by more than the excess, if any, of the Class A Investor Default Amount for such Distribution Date over the sum of the aggregate amount of the reductions, if any, of the Collateral Invested Amount and the Class B Invested Amount for such Distribution Date and the amount of Reallocated Principal Collections and Excess Spread and Excess Finance Charges used to fund the Class A Investor Default Amount for such Distribution Date (a "Class A Investor Charge-Off"). Class A Investor Charge-Offs shall thereafter be reimbursed and the Class A Invested Amount increased (but not by an amount in excess of the aggregate unreimbursed Class A Investor Charge-Offs) on any Distribution Date by the amount of Excess Spread and Excess Finance Charges allocated and available for that purpose pursuant to Section 4.7(b).

                  (b) On each Determination Date, the Servicer shall calculate the Class B Required Amount, if any, for the related Distribution Date. If, on any Distribution Date, the Class B Required Amount for such Distribution Date exceeds the sum of (x) the amount of Excess Spread and Excess Finance Charges allocated to Series 2000-C with respect to the related Monthly Period which are not used to fund the Class A Required Amount and Class A Investor Charge-Offs on the related Distribution Date and (y) the amount of Reallocated Principal Collections which are available to fund the Class B Required Amount on such Distribution Date pursuant to Section 4.8(b), then the Collateral Invested Amount shall be reduced by the amount of such excess, but not by more than the excess of the Class B Investor Default Amount for such Distribution Date over the sum of the amount of Reallocated Principal Collections and Excess Spread and Excess Finance Charges used to fund the Class B Investor Default Amount for such Distribution Date. In the event that such reduction would cause the Collateral Invested Amount to be a negative number, the Collateral Invested Amount shall be reduced to zero, and the Class B Invested Amount shall be reduced by the amount by which the Collateral Invested Amount would have been reduced below zero, but not by more than the excess, if any, of the Class B Investor Default Amount for such Distribution Date over the sum of the amount of such reduction, if any, of the Collateral Invested Amount with respect to such Distribution Date and the amount of Reallocated Principal Collections and Excess Spread and Excess Finance Charges used to fund the Class B Investor Default Amount for such Distribution Date (a "Class B Investor Charge-Off"). Class B Investor Charge-Offs shall thereafter be reimbursed and the Class B Invested Amount increased (but not by an amount in excess of the aggregate unreimbursed Class B Investor Charge-Offs) on any Distribution Date by the amount of Excess Spread and Excess Finance Charges allocated and available for that purpose pursuant to subsection 4.7(e).

                  (c) If, on any Distribution Date, Reallocated Principal Collections for such Distribution Date are applied pursuant to Section 4.8(a) or
(b), the Collateral Invested Amount shall be reduced by the amount of such Reallocated Principal Collections. In the event that such reduction would cause the Collateral Invested Amount to be a negative number, the Collateral Invested Amount shall be reduced to zero, and the Class B Invested Amount shall be reduced by the amount by which the Collateral Invested Amount would have been reduced below zero.

                  (d) If, on any Distribution Date, the Collateral Default Amount exceeds the amount of Excess Spread and Excess Finance Charges available to fund the Collateral Default Amount pursuant to subsection 4.7(h) on such Distribution Date, then the Collateral Invested Amount shall be reduced by the amount of such excess; provided, however, that the Collateral Invested Amount shall not be reduced below zero.

                  Section 4.7 Excess Spread; Excess Finance Charges. The Servicer shall apply or shall direct the Trustee in writing to apply, on each Distribution Date, Excess Spread and Excess

Finance Charges allocated to Series 2000-C with respect to the related Monthly Period, to make the following distributions in the following priority:

                  (a) an amount equal to the Class A Required Amount, if any, with respect to such Distribution Date shall be distributed by the Trustee to fund any deficiency pursuant to Sections 4.5(a)(i), (ii), (iii) and (iv), in that order of priority;

                  (b) an amount equal to the aggregate amount of Class A Investor Charge-Offs which have not been previously reimbursed as provided in
Section 4.6(a) (after giving effect to the allocation on such Distribution Date of any amount for that purpose pursuant to Section 4.6(a)) shall be treated as a portion of Available Investor Principal Collections for such Distribution Date;

                  (c) an amount up to the Class B Required Amount, if any, with respect to such Distribution Date shall be distributed by the Trustee to fund any deficiency pursuant to Sections 4.5(b)(i) and (ii), in that order of priority;

                  (d) an amount equal to the Class B Investor Default Amount for such Distribution Date shall be treated as a portion of Available Investor Principal Collections for such Distribution Date;

                  (e) an amount equal to the aggregate amount by which the Class B Invested Amount has been reduced pursuant to clauses (c), (d) and (e) of the definition of "Class B Invested Amount" in Section 2.1 of this Supplement (but not in excess of the aggregate amount of such reductions which have not been previously reimbursed) shall be treated as a portion of Available Investor Principal Collections for such Distribution Date;

                  (f) an amount equal to the Collateral Minimum Monthly Interest for such Distribution Date, plus the amount of any Collateral Minimum Monthly Interest previously due but not distributed to the Collateral Interest Holder on a prior Distribution Date pursuant to this subsection plus the amount of any Collateral Additional Interest for such Distribution Date and any Collateral Additional Interest previously due but not distributed to the Collateral Interest Holder on a prior Distribution Date shall be paid to the Collateral Interest Holder;

                  (g) an amount equal to the Collateral Servicing Fee for such Distribution Date (or if the Bank or the Trustee is no longer the Servicer, the portion of the Collateral Servicing Fee for such Distribution Date not paid pursuant to Section 4.5(c)(i)), plus the amount of any Collateral Servicing Fee previously due but not distributed to the Servicer on a prior Distribution Date, shall be distributed to the Servicer;

                  (h) an amount equal to the Collateral Default Amount for such Distribution Date shall be treated as a portion of Available Investor Principal Collections with respect to such Distribution Date;

                  (i) an amount equal to the aggregate amount by which the Collateral Invested Amount has been reduced pursuant to clause (b) of the definition of "Collateral Invested Amount" (but not in excess of the aggregate amount of such reductions which have not been previously reimbursed) shall be treated as a portion of Available Investor Principal Collections with respect to such Distribution Date;

                  (j) an amount up to the excess, if any, of the Required Reserve Account Amount over the amount on deposit therein, shall be deposited into the Reserve Account; and

                  (k) the balance, if any, shall be distributed to the Collateral Interest Holder.

                  Section 4.8 Reallocated Principal Collections. The Servicer shall apply or shall direct the Trustee in writing to apply on each Distribution Date, Reallocated Principal Collections (applying all such Collections with respect to the Collateral Invested Amount prior to applying any such Collections with respect to the Class B Invested Amount and applying no such Collections with respect to the Class B Invested Amount pursuant to clause (b) below) with respect to such Distribution Date, to make the following distributions in the following priority:

                  (a) an amount equal to the excess, if any, of (i) the Class A Required Amount, if any, with respect to such Distribution Date over (ii) the amount of Excess Spread and Excess Finance Charges allocated to Series 2000-C with respect to the related Monthly Period shall, be distributed by the Trustee to fund any deficiency pursuant to Sections 4.5(a)(i), (ii), (iii) and, (iv), in that order of priority;

                  (b) an amount equal to the excess, if any, of (i) the Class B Required Amount, if any, with respect to such Distribution Date over (ii) the amount of Excess Spread and Excess Finance Charges allocated and available to the Class B Certificates pursuant to Sections 4.7(c) and (d) on such Distribution Date, shall be distributed by the Trustee to fund any deficiency pursuant to Sections 4.5(b)(i) and (ii) and Section 4.7(d), in that order of priority; and

                  (c) the balance, if any, of such Reallocated Principal Collections shall be treated as a portion of Available Investor Principal Collections to be applied in accordance with subsections 4.5(d) and (e).

                  Section 4.9 Excess Finance Charges. On each Distribution Date,
(a) the Servicer shall allocate the aggregate amount for all outstanding Series in Group One that the related Supplements or Transfer Agreements specify are to be treated as a portion of Excess Finance Charges for such Distribution Date (collectively, "Excess Finance Charges") as specified in the Supplements or Transfer Agreements for each Series in Group One and (b) the Servicer shall withdraw (or shall instruct the Trustee in writing to withdraw) from the Collection Account and pay to the Holders of the Seller Certificates an amount equal to the excess, if any, of (x) the Excess Finance Charges for such Distribution Date over (y) the aggregate amount for all Series in Group One that the related Supplements specify are Finance Charge Shortfalls (as defined in the related Supplements or Transfer Agreements ) for such Distribution Date. Excess Finance Charges for any Distribution Date will be allocated to Series 2000-C in an amount equal to the product of (x) the aggregate amount of Excess Finance Charges for such Distribution Date and (y) a fraction, the numerator of which is the Finance Charge Shortfall for Series 2000-C for such Distribution Date and the denominator of which is the aggregate amount of Finance Charge Shortfalls for all the Series in Group One for such Distribution Date. The amount of "Excess Finance Charges" for Series 2000-C for any Distribution Date shall be specified in the Transfer

Agreement. On each Distribution Date, the Trustee shall deposit in the Collection Account for application in accordance with Section 4.5 of the Agreement, the amount of "Excess Finance Charges" received by the Trustee pursuant to the Transfer Agreement on such date. The "Finance Charge Shortfall" for Series 2000-C for any Distribution Date shall be equal to the excess, if any, of (a) the full amount required to be paid, without duplication, pursuant to Sections 4.5(a), 4.5(b), 4.5(c) and 4.7(a) through (j) on such Distribution Date over (b) the sum of Class A Available Funds, Class B Available Funds and Collateral Available Funds with respect to the related Monthly Period.

                  Section 4.10 Shared Principal Collections. Subject to Section
4.04 of the Agreement, Shared Principal Collections for any Distribution Date will be allocated to Series 2000-C in an amount equal to the product of (x) the aggregate amount of Shared Principal Collections with respect to all Series in Group One for such Distribution Date and (y) a fraction, the numerator of which is the Principal Shortfall for Series 2000-C for such Distribution Date and the denominator of which is the aggregate amount of Principal Shortfalls for all the Series which are Principal Sharing Series in Group One for such Distribution Date. The "Principal Shortfall" for Series 2000-C shall be equal to (a) for any Distribution Date with respect to the Revolving Period, the Rapid Amortization Period or the Rapid Accumulation Period, zero, and (b) for any Distribution Date with respect to the Accumulation Period on or prior to the Class B Expected Final Distribution Date, the excess, if any, of the Controlled Deposit Amount with respect to such Distribution Date over the amount of Available Investor Principal Collections for such Distribution Date (excluding any portion thereof attributable to Shared Principal Collections) and (c) for each Distribution Date on or after the Class B Expected Final Distribution Date, the excess, if any, of the Invested Amount over the amount of Available Investor Principal Collections for such Distribution Date (excluding any portion thereof attributable to Shared Principal Collections).

                  Section 4.11 Determination of LIBOR.

                  (a) On each LIBOR Determination Date, the Trustee shall determine LIBOR based on the rate for deposits in United States dollars for a period of the Designated Maturity which appears on Telerate Page 3750 as of 11:00 A.M. (London Time) on such date.

                  (b) If such rate does not appear on Telerate Page 3750, the Trustee will determine LIBOR on the basis of quotations of the offered rates for deposits in United States dollars provided by the Reference Banks at approximately 11:00 A.M. (London time) on such LIBOR Determination Date to prime banks in the London interbank market for a period of the Designated Maturity. If at least two such quotations are provided, LIBOR will be the arithmetic mean of such quotations.

                  (c) If, on the LIBOR Determination Date, such rate does not appear on Telerate Page 3750 and only one or none of the Reference Banks provides such offered quotations, LIBOR will be the rate per annum that the Trustee determines to be the arithmetic mean of the offered quotations that three major banks in The City of New York selected by the Servicer are quoting at approximately 11:00 A.M. (New York City time) on that day for loans in United States dollars to leading European banks for a period of the Designated Maturity.

                  Section 4.12  Principal Funding Account.

                           (a)(i) The Servicer, for the benefit of the Series
                  2000-C Holders, shall establish and maintain in the name of the Trustee, on behalf of the Trust, an Eligible Deposit Account (the "Principal Funding Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2000-C Certificateholders. The Principal Funding Account shall initially be established by the Trustee.

                           (ii) At the written direction of the Servicer, funds
                  on deposit in the Principal Funding Account shall be invested by the Trustee in Eligible Investments selected by the Servicer. All such Eligible Investments shall be held by the Trustee for the benefit of the Series 2000-C Certificateholders; provided that on each Distribution Date all interest and other investment income (net of losses and investment expenses ) ("Principal Funding Investment Proceeds") on funds on deposit therein shall be applied as set forth in paragraph (iii) below. Funds on deposit in the Principal Funding Account shall be invested in Eligible Investments that will mature so that such funds will be available at the close of business on the Transfer Date preceding the following Distribution Date. No Eligible Investment shall be disposed of prior to its maturity; provided, however, that the Trustee may sell, liquidate or dispose of an Eligible Investment before its maturity, if so directed in writing by the Servicer, the Servicer having reasonably determined that the interest of the Series 2000-C Certificateholders may be adversely affected if such Eligible Investment is held to its maturity. Unless the Servicer directs otherwise, funds deposited in the Principal Funding Account on a Transfer Date (which immediately precedes a Distribution Date) upon the maturity of any Eligible Investments are not required to be invested overnight.

                           (iii) On each Distribution Date with respect to the
                  Accumulation Period or the Rapid Accumulation Period, the Servicer shall direct the Trustee in writing to withdraw from the Principal Funding Account and deposit into the Collection Account all Principal Funding Investment Proceeds then on deposit in the Principal Funding Account, and such Principal Funding Investment Proceeds shall be treated as a portion of Class A Available Funds for such Distribution Date.

                           (iv) Reinvested interest and other investment income
                  on funds deposited in the Principal Funding Account shall not be considered to be principal amounts on deposit therein for purposes of this Supplement.

                           (v) The Trustee shall possess all right, title and
                  interest in all funds on deposit from time to time in the Principal Funding Account and in all proceeds thereof. The Principal Funding Account shall be under the sole dominion and control of the Trustee for the benefit of the Series 2000-C Certificateholders. If, at any time, the Principal Funding Account ceases to be an Eligible Deposit Account, the Trustee shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which each Rating Agency may consent) establish a new Principal Funding Account meeting the conditions specified in paragraph

                  (a) (i) above as an Eligible Deposit Account and shall transfer any cash and/or any investments to such new Principal Funding Account.


                  (vi) Pursuant to the authority granted to the Servicer in
         Section 3.01(b) of the Agreement, the Servicer shall have the power, revocable by the Trustee, to make withdrawals and payments or to instruct the Trustee in writing to make withdrawals and payments from the Principal Funding Account for the purposes of carrying out the Servicer's or Trustee's duties hereunder. Pursuant to the authority granted to the Paying Agent in Section 5.1 of this Supplement and
         Section 6.07 of the Agreement, the Paying Agent shall have the power, revocable by the Trustee, to withdraw funds from the Principal Funding Account for the purpose of making distributions to the Series 2000-C Certificateholders.

                  Section 4.13 Accumulation Period. The Accumulation Period is scheduled to commence on the Accumulation Date; provided, however, that if the Accumulation Period Length on any Determination Date (determined as described below) is less than nine months, upon notice to the Trustee, the Seller, each Rating Agency and the Collateral Interest Holder, the Servicer, at its option, may elect to modify the date on which the Accumulation Period actually commences to the first day of the month that is a number of months prior to the month in which the Class A Expected Final Distribution Date occurs at least equal to the Accumulation Period Length (so that, as a result, the number of Monthly Periods in the Accumulation Period will at least equal the Accumulation Period Length); provided, however, that (i) the length of the Accumulation Period will not be less than one month; and (ii) notwithstanding any other provision of this Supplement to the contrary, no election to postpone the commencement of the Accumulation Period shall be made after a Pay Out Event (as defined in the related Supplement) shall have occurred and is continuing with respect to any other Series. On each Determination Date, the Servicer will determine the "Accumulation Period Length," which will mean a number of months such that the amount available for distribution of principal on the Class A Certificates on the Class A Expected Final Distribution Date and for distribution of principal on the Class B Certificates on the Class B Expected Final Distribution Date will equal or exceed the sum of the Class A Investor Amount and the Class B Investor Amount, assuming for this purpose that (1) the payment rate with respect to Collections of Principal Receivables remains constant at the lowest level of such payment rate during the twelve preceding Monthly Periods (or such lower payment rate as the Servicer may select), (2) the total amount of Principal Receivables in the Trust (and the principal amount on deposit in the Excess Funding Account, if any) remains constant at the level on such date of determination, (3) no Pay Out Event with respect to any Series will subsequently occur and (4) no additional Series (other than any Series being issued on such date of determination) will be subsequently issued. Any notice by the Servicer electing to modify the commencement of the Accumulation Period pursuant to this
Section 4.13 shall specify (i) the Accumulation Period Length, (ii) the commencement date of the Accumulation Period and (iii) the Controlled Accumulation Amount with respect to each Monthly Period during the Accumulation Period.

                  Section 4.14  Reserve Account.

                  (a) The Servicer shall establish and maintain, in the name of the Trustee, on behalf of the Trust, for the benefit of the Series 2000-C Holders, an Eligible Deposit Account

(the "Reserve Account") bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2000-C Holders. The Reserve Account shall initially be established with the Trustee. The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Reserve Account and in all proceeds thereof. The Reserve Account shall be under the sole dominion and control of the Trustee for the benefit of the Series 2000-C Holders. If at any time the Reserve Account ceases to be an Eligible Deposit Account, the Trustee (or the Servicer on its behalf) shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which each Rating Agency may consent) establish a new Reserve Account meeting the conditions specified above as an Eligible Deposit Account, and shall transfer any cash and/or any investments to such new Reserve Account. The Trustee, at the written direction of the Servicer, shall (i) make withdrawals from the Reserve Account from time to time for the purposes set forth in this Supplement, and (ii) on each Distribution Date (from and after the Reserve Account Funding Date) prior to the termination of the Reserve Account make a deposit into the Reserve Account in the amount specified in, and otherwise in accordance with, Section 4.7(j).

                  (b) Funds on deposit in the Reserve Account shall be invested at the written direction of the Servicer by the Trustee in Eligible Investments. Funds on deposit in the Reserve Account on any Transfer Date, after giving effect to any withdrawals from the Reserve Account on such Transfer Date, shall be invested in such investments that will mature so that such funds will be available for withdrawal on or prior to the immediately succeeding Transfer Date. The Trustee shall maintain for the benefit of the Series 2000-C Holders possession of the negotiable instruments or securities, if any, evidencing such Eligible Investments. No Eligible Investment shall be disposed of prior to its maturity; provided, however, that the Trustee may sell, liquidate or dispose of an Eligible Investment before its maturity, if so directed by the Servicer in writing, the Servicer having reasonably determined that the interest of the Series 2000-C Holders may be adversely affected if such Eligible Investment is held to its maturity. On each Distribution Date, all interest and earnings (net of losses and investment expenses) accrued since the preceding Distribution Date on funds on deposit in the Reserve Account shall be retained in the Reserve Account (to the extent that the amount on deposit in the Reserve Account is less than the Required Reserve Account Amount) and the balance, if any, shall be deposited in the Collection Account and treated as Collections of Finance Charge Receivables allocable to Series 2000-C. For purposes of determining the availability of funds or the balance in the Reserve Account for any reason under this Supplement, except as otherwise provided in the preceding sentence, investment earnings on such funds shall be deemed not to be available or on deposit.

                  (c) On the Determination Date preceding each Distribution Date with respect to the Accumulation Period (prior to the Class B Expected Final Distribution Date) and on the Determination Date prior to the earlier of the first Distribution Date with respect to the Rapid Accumulation Period and the first Special Payment Date, the Servicer shall calculate the "Reserve Draw Amount" which shall be equal to the excess, if any, of the Covered Amount with respect to such Distribution Date or Special Payment Date over the Principal Funding Investment Proceeds with respect to such Distribution Date or Special Payment Date; provided, that such amount will be reduced to the extent that funds otherwise would be available for deposit in the Reserve Account under subsection 4.7(j) with respect to such Distribution Date.

                  (d) In the event that for any Distribution Date the Reserve Draw Amount is greater than zero, the Reserve Draw Amount, up to the amount on deposit in the Reserve Account, shall be withdrawn from the Reserve Account on the related Transfer Date by the Trustee (acting in accordance with the instructions of the Servicer), deposited into the Collection Account and included in the Class A Available Funds for such Distribution Date.

                  (e) In the event that the Reserve Account Surplus on any Distribution Date, after giving effect to all deposits to and withdrawals from the Reserve Account with respect to such Distribution Date, is greater than zero, the Trustee, acting in accordance with the written instructions of the Servicer, shall withdraw from the Reserve Account, and distribute to the Collateral Interest Holder, an amount equal to such Reserve Account Surplus.

                  (f) Upon the earliest to occur of (i) the termination of the Trust pursuant to Article XII of the Agreement, (ii) the day on which the Class A Investor Amount is paid in full to the Class A Certificateholders, (iii) if the Accumulation Period has not commenced, the occurrence of a Pay Out Event with respect to Series 2000-C and (iv) if the Accumulation Period has commenced, the earliest of (x) the first Distribution Date with respect to the Rapid Accumulation Period, (y) the first Special Payment Date and (z) the Class A Expected Final Distribution Date, the Trustee, acting in accordance with the written instructions of the Servicer, after the prior payment of all amounts owing to the Series 2000-C Certificateholders which are payable from the Reserve Account as provided herein, shall withdraw from the Reserve Account and distribute to the Collateral Interest Holder all amounts, if any, on deposit in the Reserve Account and the Reserve Account shall be deemed to have terminated for purposes of this Supplement.

                  Section 4.15  Swap Reserve Fund.

                  (a) The Servicer shall establish and maintain in the name of the Trustee, on behalf of the Trust, for the benefit of the Class A Certificateholders, the Swap Counterparty and the Seller, as their interests appear herein, an Eligible Deposit Account (the "Swap Reserve Fund"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Class A Certificateholders, the Swap Counterparty and the Seller. The Swap Reserve Fund shall initially be established with the Trustee. The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Swap Reserve Fund and in all proceeds thereof. The Swap Reserve Fund shall be under the sole dominion and control of the Trustee for the benefit of the Class A Certificateholders, the Swap Counterparty and the Seller. If at any time the Swap Reserve Fund ceases to be an Eligible Deposit Account, the Trustee (or the Servicer on its behalf) shall, within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which each Rating Agency may consent) establish a new Swap Reserve Fund meeting the conditions specified above as an Eligible Deposit Account, and shall transfer any cash or any investments to such new Swap Reserve Fund. The Trustee, at the written direction of the Servicer, shall make withdrawals from the Swap Reserve Fund from time to time in an amount up to the Available Swap Reserve Fund Amount in the amounts and at the times set forth in this Section 4.15.

                  (b) On the Closing Date, the Trustee shall deposit an amount equal to the Required Swap Reserve Fund Amount received by it from the Seller in immediately available funds into the Swap Reserve Fund. Funds on deposit in the Swap Reserve Fund shall be invested at the written direction of the Servicer by the Trustee in Eligible Investments. Funds on deposit in the Swap Reserve Fund on any Transfer Date, after giving effect to any withdrawals from the Swap Reserve Fund on such Transfer Date, shall be invested in such investments that will mature so that such funds will be available for withdrawal on or prior to the following Transfer Date. The Trustee shall maintain for the benefit of the Class A Certificateholders, the Swap Counterparty and the Seller possession of the negotiable instruments or securities, if any, evidencing such Eligible Investments. No Eligible Investment shall be disposed of prior to its maturity; provided, however, that the Trustee may sell, liquidate or dispose of an Eligible Investment before its maturity, if so directed by the Servicer in writing, the Servicer having reasonably determined that the interest of the Class A Certificateholders, the Swap Counterparty and the Seller may be adversely affected if such Eligible Investment is held to its maturity. On each Distribution Date, all interest and earnings (net of losses and investment expenses) accrued since the preceding Distribution Date on funds on deposit in the Swap Reserve Fund shall be retained in the Swap Reserve Fund (to the extent that the amount on deposit in the Swap Reserve Fund is less than the Required Swap Reserve Fund Amount) and the balance, if any, shall be distributed to the Collateral Interest Holder in accordance with subsection 5.1(e) on such Distribution Date. For purposes of determining the availability of funds or the balance in the Swap Reserve Fund for any reason under this Supplement, except as otherwise provided in the preceding sentence, investment earnings on such funds shall be deemed not to be available or on deposit.

                  (c) On the Determination Date preceding each Distribution Date with respect to the Rapid Accumulation Period and on the Determination Date preceding the first Special Payment Date with respect to the Rapid Amortization Period if such Rapid Amortization Period commences after the commencement of the Rapid Accumulation Period, the Servicer shall calculate the "Swap Reserve Draw Amount" which shall be equal to the excess, if any, of the Covered Amount with respect to such Distribution Date or Special Payment Date over the Principal Funding Investment Proceeds with respect to such Distribution Date or Special Payment Date; provided, however, that on the first Distribution Date with respect to the Rapid Accumulation Period, the "Swap Reserve Draw Amount" shall be equal to the excess, if any, of the Covered Amount with respect to such Distribution Date over the sum of the Principal Funding Investment Proceeds with respect to such Distribution Date and the amount withdrawn from the Reserve Account on such Distribution Date pursuant to subsection 4.14(d).

                  (d) If with respect to any Distribution Date or the Special Payment Date, the Swap Reserve Draw Amount is greater than zero, the Swap Reserve Draw Amount, up to the Available Swap Reserve Fund Amount, shall be withdrawn from the Swap Reserve Fund on the related Transfer Date by the Trustee (acting in accordance with the written instructions of the Servicer), and deposited into the Collection Account and treated as Class A Available Funds for such Distribution Date to be applied pursuant to subsection 4.5(a).

                  (e) In the event that for any Transfer Date, the Trust owes an amount to the Swap Counterparty due to an early termination of the Interest Rate Swap pursuant to the terms thereof, the Trustee (acting in accordance with the written instructions of the Servicer) shall withdraw from the Swap Reserve Fund on such Transfer Date and pay to the Swap Counterparty an amount equal to the lesser of (a) the Available Swap Reserve Fund Amount for such

Distribution Date (after giving effect to any withdrawal pursuant to subsection 4.15(d) on such Transfer Date) and (b) the aggregate amount owed by the Trust to the Swap Counterparty on such Transfer Date due to such early termination of the Interest Rate Swap.

                  (f) In the event that the Swap Reserve Fund Surplus on any Distribution Date, after giving effect to all withdrawals from the Swap Reserve Fund with respect to the related Transfer Date, is greater than zero, the Trustee, acting in accordance with the written instructions of the Servicer, shall withdraw from the Swap Reserve Fund an amount equal to such Swap Reserve Fund Surplus and distribute such amount to the Collateral Interest Holder in accordance with subsection 5.1(e).

                  (g) Upon the earliest to occur of (i) the Class A Expected Final Distribution Date, (ii) the termination of the Trust pursuant to Article XII of the Agreement, (iii) the Distribution Date immediately following the termination of the Interest Rate Swap (or, if the Interest Rate Swap terminates on a Distribution Date, such Distribution Date) and (iv) the first Distribution Date with respect to the Rapid Amortization Period (after taking into account all payments to be made on such date), the Trustee, acting in accordance with the instructions of the Servicer, after withdrawing all amounts owing from the Swap Reserve Fund as provided herein, shall withdraw from the Swap Reserve Fund and distribute to the Collateral Interest Holder in accordance with subsection 5.1(e) amounts, if any, on deposit in the Swap Reserve Fund, and the Swap Reserve Fund shall be deemed to have terminated for purposes of this Series Supplement.

                  Section 4.16.     Interest Rate Swap.

                  (a) The Trustee, on behalf of the Trust, shall enter into the Interest Rate Swap, certain terms of which are set forth herein for the convenience of the parties thereto for incorporation therein by reference, with the Swap Counterparty on the Closing Date. Pursuant to the terms of the Interest Rate Swap, the Swap Counterparty shall pay to the Trustee, on behalf of the Trust, on each Transfer Date the Net Swap Receipt, if any, plus the amount of any Net Swap Receipt due but not paid with respect to any previous Distribution Date. The Trustee, on behalf of the Trust, shall deposit such Net Swap Receipts, if any, into the Collection Account and shall apply such amounts as Class A Available Funds pursuant to subsection 4.5(a). In addition, in accordance with the terms of the Interest Rate Swap, the Trustee shall pay to the Swap Counterparty the Net Swap Payment, if any, for such Transfer Date, plus the amount of any Net Swap Payment due but not paid on any previous Transfer Date, from amounts applied pursuant to subsections 4.5(a)(ii). If the Interest Rate Swap has not been terminated and the Trustee has not received any Net Swap Receipt due with respect to the related Transfer Date prior to 10:00 a.m. on the date such payment is due, (i) the Trustee shall notify the Swap Counterparty, the Seller and the Servicer of such fact prior to 12:00 p.m. on such date, (ii) the Trustee, if directed in writing by the Servicer, shall designate an Early Termination Date (as such term is defined in the Interest Rate Swap) pursuant to the Interest Rate Swap and shall, if the Seller so directs, terminate the Interest Rate Swap pursuant to its terms, and (iii) the Servicer shall provide the Trustee, prior to 4:30 p.m. on the related Transfer Date, with new statements substantially in the forms of Exhibit B and Exhibit C to this Series Supplement revised, if necessary, to reflect that the Net Swap Receipt (or any portion thereof) was not received by the Trustee for such Transfer Date.

                  (b) Following the termination of the Interest Rate Swap pursuant to the terms thereof, the Swap Counterparty shall pay to the Trustee the amount of the termination payment, if any, to be made by the Swap Counterparty pursuant to Section 6 of the Interest Rate Swap. The Trustee shall, promptly upon receipt of such termination payment, if any, and at the written direction of the Servicer distribute the amount of such termination payment to the Collateral Interest Holder in accordance with subsection 5.1(e).

                  (c) The Trustee, at the written direction of the Seller, shall direct the Swap Counterparty to assign its rights and obligations under the Interest Rate Swap to a replacement Swap Counterparty, in the event that the long-term, senior unsecured debt rating of the Swap Counterparty is reduced below BBB- by Standard & Poor's or below Baa3 by Moody's. The Seller shall, for such purposes, monitor the ratings of the Swap Counterparty and the Trustee shall not be responsible for monitoring the ratings of the Swap Counterparty. The Seller shall give Standard & Poor's and Moody's notice of the replacement of the Swap Counterparty as soon as practicable thereafter.

                  (d) The parties hereto agree that all obligations of the Trustee on behalf of the Trust under the Interest Rate Swap shall be paid from, and limited to, funds specifically available therefor pursuant to subsections 4.5(a)(ii) and 4.15(e) of this Series Supplement and that the Trustee shall not be required to expend or risk its own funds or otherwise incur any liability in connection with the Interest Rate Swap.

                  (e) If a Responsible Officer of the Trustee has actual knowledge of any event specified in Section 5 of the Interest Rate Swap, the Trustee shall provide written notice of such event to the Servicer, the Seller and the Rating Agencies. The Trustee, however, shall not be required to monitor such events. The Seller, upon becoming aware of any event specified in Section 5 of the Interest Rate Swap, whether pursuant to notice from the Trustee or otherwise, shall immediately provide the Trustee with written instructions as to the course of action to be taken under Section 6 of the Interest Rate Swap, including without limitation any notices to be provided and whether or not an Early Termination Date (as defined in the Interest Rate Swap) should be designated and, if so, when such Early Termination Date should be designated. Prior to receiving such written instructions from the Seller, the Trustee shall not designate an Early Termination Date and shall not terminate the Interest Rate Swap.

                  (f) At the request of the Trustee, the Seller shall provide the Trustee with any document the Trustee is required to provide the Swap Counterparty pursuant to Section 4(a) of the Interest Rate Swap.

                  (g) In the event (i) the short-term debt rating of the Swap Counterparty is reduced below A-1 or is withdrawn by Standard & Poor's, (ii) the short-term debt rating of the Swap Counterparty is reduced below F1+ or is withdrawn by Fitch, (iii) the long-term, senior unsecured debt rating of the Swap Counterparty is reduced below A- by Standard & Poor's or is withdrawn by Standard & Poor's or (iv) the long-term, senior unsecured debt rating of the Swap Counterparty is reduced below AA- by Fitch or is withdrawn by Fitch, then the Swap Counterparty will be required within 30 days from the date of such reduction or withdrawal to fund the Interest Reserve Account in an amount equal to one-twelfth of the product of (a) the Swap Fixed Rate and (b) the Fixed Rate Notional Amount as of the Record Date preceding such reduction or withdrawal (the "Required Interest Reserve Amount"). The Swap Counterparty's failure to adequately fund the Interest Reserve Account within 30 days of such reduction or withdrawal shall constitute an "Interest Reserve Account Event." Notwithstanding the foregoing provisions of this subsection 4.16(g), in the case of a replacement Swap Counterparty, if the replacement Swap Counterparty does not have a short-term debt rating by Standard & Poor's, then provision (i) of the first sentence of this subsection 4.16(g) shall not apply to such replacement Swap Counterparty and the rating referred to in provision
(iii) of the first sentence of this subsection 4.16(g) shall be changed to A+.

                  (h) It is expressly understood and agreed by the parties hereto that (i) the Interest Rate Swap is entered into by Bankers Trust Company, not individually or personally but solely as Trustee of the Trust in the exercise of the powers and authority conferred and vested in it, (ii) the representations, undertakings and agreements made in the Interest Rate Swap on the part of the Trust are made and intended not as personal representations, undertakings and agreements by the Trustee but are made and intended for the purpose or binding only the Trust, (iii) nothing herein contained shall be construed as creating any liability on the Trustee, individually or personally, to perform any covenant of the Trust either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties who are signatories to this Supplement and by any Persons claiming by, through or under such parties; provided, however, that the Trustee shall be liable in its individual capacity for its own willful misconduct or gross negligence and (iv) under no circumstances shall the Trustee be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Agreement.

                  (i) No recourse under the Supplement or the Interest Rate Swap shall be had against, and no personal liability shall attach to, any officer, employee, director, affiliate or shareholder of the Trustee, as such, by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute or otherwise in respect of the Supplement, the Interest Rate Swap and the Certificates.

                  (j) The Seller agrees to indemnify, the Trustee, its officers, directors, employees and agents for, and to hold it harmless against, any loss, liability or expense incurred without negligence or willful misconduct on the Trustee's part, arising out of or in connection with its execution of the Interest Rate Swap on behalf of the Trust. This indemnity shall survive the termination of the Supplement and the Interest Rate Swap and the resignation or removal of the Trustee.

                  Section 4.17.     Interest Reserve Account.

                  (a) The Servicer shall establish and maintain in the name of the Trustee, on behalf of the Trust, for the benefit of the Class A Certificateholders, an Eligible Deposit Account (the "Interest Reserve Account") bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Class A Certificateholders. The Interest Reserve Account shall initially be established with the Trustee. The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Interest Reserve Account and in all proceeds thereof. The Interest Reserve Account shall be under the sole dominion and control of the Trustee for the benefit of the Class A Certificateholders. If at any time the Interest Reserve Account ceases to be an Eligible Deposit Account, the Trustee (or the Servicer on its behalf) shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which each Rating Agency may consent) establish a new Interest Reserve Account meeting the conditions specified above as an Eligible Deposit Account, and shall transfer any cash and/or any investments to such new Interest Reserve Account.

                  (b) Funds on deposit in the Interest Reserve Account shall be invested at the written direction of the Swap Counterparty by the Trustee in Eligible Investments. Funds on deposit in the Interest Reserve Account on any Transfer Date, after giving effect to any withdrawal from the Interest Reserve Account on such Transfer Date, shall be invested in such investments that will mature so that such funds will be available for withdrawal on or prior to the following Transfer Date. The Trustee shall maintain for the benefit of the Class A Certificateholders the negotiable instruments or securities, if any, evidencing such Eligible Investments. No Eligible Investment shall be disposed of prior to its maturity; provided, however, that the Trustee may sell, liquidate or dispose of an Eligible Investment before its maturity, if so directed by the Servicer in writing, the Servicer having reasonably determined that the interest of the Class A Certificateholders may be adversely affected if such Eligible Investment is held to its maturity. On each Transfer Date, all interest and earnings (net of losses and investment expenses) accrued since the preceding Distribution Date on funds on deposit in the Interest Reserve Account shall be retained in the Interest Reserve Account (to the extent that the amount on deposit in the Interest Reserve Account is less than the Required Interest Reserve Amount) and the balance, if any, shall be distributed to the Swap Counterparty. For purposes of determining the availability of funds or the balance in the Interest Reserve Account for any reason under this Supplement, except as otherwise provided in the preceding sentence, investment earnings on such funds shall be deemed not to be available or on deposit.

                  (c) In the event that the Interest Rate Swap terminates due to a default by the Swap Counterparty, on the Transfer Date on or immediately following such termination, the Trustee, at the written direction of the Servicer, shall withdraw from the Interest Reserve Account an amount equal to the least of (i) the Net Swap Receipt, if any, with respect to such Transfer Date plus the amount of any Net Swap Receipt previously due but not paid to the Trust, (ii) the amount on deposit in the Interest Reserve Account on such Transfer Date and (iii) the Required Interest Reserve Amount, and shall deposit such amount in the Collection Account to be included in Class A Available Funds with respect to such Distribution Date and give notice of such withdrawal to each Rating Agency.

                  (d) Upon the earliest to occur of (i) any Transfer Date subsequent to the increase of the Swap Counterparty's credit rating or ratings to the level that each of the following is true: the Swap Counterparty's short-term debt rating by Standard & Poor's is not less than A-1 and by Fitch is not less the F1+ and the Swap Counterparty's long-term, senior unsecured debt rating is not less than A- by Standard & Poor's, and is not less than AA- by Fitch, (ii) the Transfer Date on or immediately following the termination of the Interest Rate Swap, (iii) the Transfer Date immediately preceding the Class A Expected Final Transfer Date, (iv) the termination of the Trust pursuant to
Article XII of the Agreement, (v) the Series Termination Date and (vi) the first Transfer Date relating to the Rapid Amortization Period (after taking into account all payments to be made on such date or the immediately following Transfer Date pursuant to subsection 4.17(c) above), the Trustee, acting in accordance with the written instructions of the Servicer, after the prior payment of all amounts owing to the Series 2000-C Certificateholders that are payable from the Interest Reserve Account as provided herein, shall withdraw from the Interest Reserve Account and pay to the Swap Counterparty pursuant to the terms of the Interest Rate Swap, all amounts, if any, on deposit in the Interest Reserve Account. A withdrawal of amounts from the Interest Reserve Account as provided in this subsection 4.17(d) shall not be deemed to preclude future funding of the Interest Reserve Account again if so required under subsection 4.16(g). Notwithstanding the foregoing provisions if the Interest Rate Swap has been assigned to a replacement Swap Counterparty then provision (i) of the first sentence of this subsection 4.17(d) shall read as follows: any Transfer Date subsequent to the increase of the Swap Counterparty's credit rating or ratings to the level that each of the following is true: the replacement Swap Counterparty's short-term debt rating by Standard & Poor's, if any, is not less than A-1 and by Fitch is not less than F1+ and the Swap Counterparty's long-term, senior unsecured debt rating is not less than AA- by Fitch and not less than A- by Standard & Poor's if the replacement Swap Counterparty has a short-term debt rating by Standard & Poor's or not less than A+ by Standard & Poor's if the replacement Swap Counterparty does not have a short-term debt rating by Standard & Poor's.


                                    ARTICLE V
          Distributions and Reports to Series 2000-C Certificateholders

                  Section 5.1 Distributions.

                  (a) On each Distribution Date, the Paying Agent shall distribute to each Class A Certificateholder of record on the related Record Date (other than as provided in Section 12.02 of the Agreement) such Class A Certificateholder's pro rata share of the amounts that are allocated and available on such Distribution Date to pay interest on the Class A Certificates pursuant to this Supplement.

                  (b) On each Distribution Date, commencing with the first to occur of the Class A Expected Final Payment Date and the first Special Payment Date, the Paying Agent shall distribute to each Class A Certificateholder of record on the related Record Date (other than as provided in Section 12.02 of the Agreement) such Class A Certificateholder's pro rata share of the amounts that are on deposit in the Principal Funding Account or that are otherwise allocated and available on such date to pay principal of the Class A Certificates pursuant to this Supplement up to a maximum amount on any such date equal to the Class A Investor Amount on such date (unless there has been an optional repurchase of the Certificateholders' Interest pursuant to Section
10.01 of the Agreement, in which event the foregoing limitation will not apply).

                  (c) On each Distribution Date, the Paying Agent shall distribute to each Class B Certificateholder of record on the related Record Date (other than as provided in Section 12.02 of the Agreement) such Class B Certificateholder's pro rata share of the amounts that are allocated and available on such Distribution Date to pay interest on the Class B Certificates pursuant to this Supplement.

                  (d) On each Distribution Date, commencing with the Class B Principal Commencement Date, the Paying Agent shall distribute to each Class B Certificateholder of record on the related Record Date (other than as provided in Section 12.02 of the Agreement) such Class B Certificateholder's pro rata share of the amounts that are on deposit in the Principal Funding Account (after payments have been made to the Class A Certificateholders as provided in (b) above or, during the Rapid Accumulation Period, after the full Class A Investor Amount is on deposit in the Principal Funding Account) or that are otherwise allocated and available on such date to pay principal of the Class B Certificates pursuant to this Supplement up to a maximum amount on any such date equal to the Class B Investor Amount on such date (unless there has been an optional repurchase of the Certificateholders' Interest pursuant to Section
10.01 of the Agreement, in which event the foregoing limitation will not apply).

                  (e) On each Transfer Date, the Trustee shall distribute to the Collateral Interest Holder the aggregate amount payable to the Collateral Interest Holder pursuant to Sections 4.5, 4.7, 4.14, 4.15 and 4.16 to the Collateral Interest Holder's account, as specified in writing by the Collateral Interest Holder, in immediately available funds.

                  (f) The distributions to be made pursuant to this Section 5.1 are subject to the provisions of Sections 2.06, 9.02, 10.01 and 12.02 of the Agreement and Sections 8.1 and 8.2 of this Supplement.

                  (g) Except as provided in Section 12.02 of the Agreement with respect to a final distribution, distributions to Series 2000-C Certificateholders hereunder shall be made by check mailed to each Series 2000-C Certificateholder at such Series 2000-C Certificateholder's address appearing in the Certificate Register without presentation or surrender of any Series 2000-C Certificate or the making of any notation thereon; provided, however, that with respect to Series 2000-C Certificates registered in the name of a Clearing Agency, such distributions shall be made to such Clearing Agency in immediately available funds.

                  Section 5.2       Certificates and Statements.

                  (a) Not later than each Determination Date, the Servicer shall deliver to the Trustee, the Paying Agent, each Rating Agency and the Collateral Interest Holder, a certificate substantially in the form of Exhibit B prepared by the Servicer.

                  (b) On each Distribution Date, the Paying Agent, on behalf of the Trustee, shall forward to each Series 2000-C Certificateholder a statement substantially in the form of Exhibit C prepared by the Servicer.

                  (c) A copy of each statement or certificate provided pursuant to paragraph (a) or (b) may be obtained by any Series 2000-C Certificateholder or any Certificate Owner thereof by a request in writing to the Servicer.

                  (d) On or before January 31 of each calendar year, beginning with calendar year 2001, the Paying Agent, on behalf of the Trustee, shall furnish or cause to be furnished to each Person who at any time during the preceding calendar year was a Series 2000-C Certificateholder, a statement prepared by the Servicer containing the information which is required to be contained in the statement to Series 2000-C Certificateholders, as set forth in paragraph (b) above, aggregated for such calendar year or the applicable portion thereof during which such Person was a Series 2000-C Certificateholder, together with other information as is required to be provided by an issuer of indebtedness under the Internal Revenue Code. Such obligation of the Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Paying Agent pursuant to any requirements of the Internal Revenue Code as from time to time in effect.


                                   ARTICLE VI
                          Series 2000-C Pay Out Events

                  Section 6.1 Series 2000-C Pay Out Events. If any one of the following events (each, a "Series Pay Out Event") shall occur with respect to Series 2000-C:

                  (a) failure on the part of the Seller (A) to make any payment or deposit required by the terms of the Agreement on or before the date occurring five Business Days after the date such payment or deposit is required to be made herein or (B) duly to observe or perform in any material respect any other covenants or agreements of the Seller set forth in the Agreement which has a material adverse effect on the Series 2000-C Holders (which determination shall be made, for so long as the Collateral Invested Amount is greater than zero, without reference to whether any funds are available pursuant to Series Enhancement) and continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Seller by the Trustee, or to the Seller and the Trustee by Series 2000-C Holders aggregating not less than 50% of the outstanding principal balance of the Series 2000-C;

                  (b) any representation or warranty made by the Seller in the Agreement or any information contained in a computer file or microfiche list required to be delivered by the Servicer on behalf of the Seller pursuant to
Section 2.01 or 2.08 of the Agreement (A) shall prove to have been incorrect in any material respect when made or when delivered, which continues to be incorrect in any material respect for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Seller by the Trustee, or to the Seller and the Trustee by Holders of the Series 2000-C Certificates aggregating not less than 50% of the outstanding principal balance of the Series 2000-C Certificates and (B) as a result of which the interests of the Series 2000-C Certificateholders are materially and adversely affected (which determination shall be made, for so long as the Collateral Invested Amount is greater than zero, without reference to whether any funds are available pursuant to any Series Enhancement); provided, however, that a Series Pay Out Event pursuant to this subparagraph (b) shall not be deemed to occur hereunder if the Seller has accepted reassignment of the related Receivable, or all of such Receivables, if applicable, during such period (or such longer period as the Trustee may specify) in accordance with the provisions hereof and of the Agreement;

                  (c) (1) with respect to the last day of any prior Monthly Period during which the Seller Amount is less than the Required Seller Amount, the failure of the Seller to convey on or prior to the Required Designation Date Receivables in Additional Accounts to the Trust such that the Seller Amount shall be at least equal to the Required Seller Amount as of the close of business on the applicable Addition Date; or (2) with respect to the last day of any prior Monthly Period during which the aggregate amount of Principal Receivables is less than the Required Principal Balance as of such day, the failure of the Seller to convey on or prior to the Required Designation Date Receivables in Additional Accounts to the Trust such that the aggregate amount of the Principal Receivables shall be at least equal to the Required Principal Balance as of the close of business on the applicable Addition Date;

                  (d) the Net Portfolio Yield averaged over three consecutive Monthly Periods is less than the Base Rate averaged over such period;

                  (e) any Servicer Default shall occur which would have a material adverse effect on the Series 2000-C Certificateholders (which determination shall be made, for so long as the Collateral Invested Amount is greater than zero, without reference to whether any funds are available pursuant to any Series Enhancement); or

                  (f) the Class A Investor Amount shall not be paid in full on the Class A Expected Final Distribution Date or the Class B Investor Amount shall not be paid in full on the Class B Expected Final Distribution Date or the Collateral Invested Amount shall not be paid in full on the Collateral Expected Final Distribution Date;

then, in the case of any event described in subparagraph (a), (b) or (e), after the applicable grace period, if any, set forth in such subparagraphs, either the Trustee or the holders of Investor Certificates (including the Collateral Interest Holder) of Series 2000-C evidencing more than 50% of the aggregate unpaid principal amount of such Investor Certificates (including the Collateral Interest) by notice then given in writing to the Seller and the Servicer (and to the Trustee if given by the Holders of Investor Certificates (including the Collateral Interest Holder) of Series 2000-C) may declare that a Pay Out Event has occurred with respect to Series 2000-C as of the date of such notice, and, in the case of any event described in subparagraph (c), (d) or (f) a Pay Out Event shall occur with respect to Series 2000-C without any notice or other action on the part of the Trustee or Holders of Investor Certificates (including the Collateral Interest Holder) of Series 2000-C immediately upon the occurrence of such event.


                                   ARTICLE VII
                     Optional Repurchase; Series Termination

                  Section 7.1 Optional Repurchase. On any day occurring on or after the date on which the Investor Amount is reduced to 5% or less of the Initial Invested Amount, the Seller shall have the option to purchase the interest of the Series 2000-C Holders, at a purchase price equal to (i) if such day is a Distribution Date, the Reassignment Amount for such Distribution Date or (ii) if such day is not a Distribution Date, the Reassignment Amount for the Distribution Date following such day.

                  Section 7.2  Series Termination.

                  (a) If, on the December 2007 Distribution Date, the Investor Amount (after giving effect to all changes therein on such date) would be greater than zero, the Servicer, on behalf of the Trustee, shall, within the 40-day period which begins on such Distribution Date, solicit bids for the sale of Principal Receivables and the related Finance Charge Receivables (or interests therein) in an amount equal to the Investor Amount and accrued and unpaid interest thereon at the close of business on the last day of the Monthly Period preceding the Series Termination Date (after giving effect to all distributions required to be made on the Series Termination Date, except pursuant to this Section 7.2; provided, however that in no event shall such amount exceed the Series Percentage of Receivables on the Series Termination Date). Such bids shall require that such sale shall (subject to Section 7.2(b)) occur on the Series Termination Date. The Seller and the Collateral Interest Holder shall be entitled to participate in, and to receive from the Trustee a copy of each other bid submitted in connection with, such bidding process.

                  (b) The Servicer, on behalf of the Trustee, shall sell such Receivables (or interests therein) on the Series Termination Date to the bidder who made the highest cash purchase offer. The proceeds of any such sale shall be treated as Collections on the Receivables allocated to Series 2000-C pursuant to the Agreement and this Supplement; provided, however, that the Servicer shall determine conclusively the amount of such proceeds which are allocable to Finance Charge Receivables and the amount of such proceeds which are allocable to Principal Receivables. During the period from the December 2007 Distribution Date to the Series Termination Date, the Servicer shall continue to collect payments on the Receivables and allocate and deposit such collections in accordance with the provisions of the Agreement and the Supplements.


                                  ARTICLE VIII
                               Final Distributions

                  Section 8.1 Sale of Receivables or Certificateholders' Interest Pursuant to Section 2.06 or 10.01 of the Agreement.

                  (a) Purchase Price. The amount to be paid with respect to Series 2000-C in connection with (i) a reassignment of Receivables to the Seller pursuant to Section 2.06 of the Agreement or (ii) a repurchase of the Certificateholders' Interest pursuant to Section 10.01 of the Agreement shall equal the Reassignment Amount for the first Distribution Date following the Monthly Period in which the reassignment obligation arises under the Agreement.

                  (b) Distributions Pursuant to Section 7.1 or 7.2 of this Supplement and Section 10.01 of the Agreement. With respect to the Reassignment Amount deposited into the Collection Account pursuant to Section 7.1 or 8.1(a)(ii) or any amounts allocable to Series 2000-C deposited into the Collection Account pursuant to Section 7.2, the Trustee shall, not later than 3:00 p.m. New York City time, on the related Distribution Date, make deposits or distributions of the following amounts (in the priority set forth below and, in each case, after giving effect to any deposits and distributions otherwise to be made on such date) in immediately available funds: (i) (x) the Class A Investor Amount on such Distribution Date will be distributed to the Paying Agent for payment to the Class A Certificateholders and (y) an amount equal to the sum of
(A) Class A Monthly Interest for such Distribution Date, (B) any Class A Monthly Interest previously due but not distributed to the Class A Certificateholders on a prior

Distribution Date and (C) the amount of Class A Additional Interest, if any, for such Distribution Date and any Class A Additional Interest previously due but not distributed to the Class A Certificateholders on any prior Distribution Date, will be distributed to the Paying Agent for payment to the Class A Certificateholders, (ii) (x) the Class B Investor Amount on such Distribution Date will be distributed to the Paying Agent for payment to the Class B Certificateholders and (y) an amount equal to the sum of (A) Class B Monthly Interest for such Distribution Date, (B) any Class B Monthly Interest previously due but not distributed to the Class B Certificateholders on a prior Distribution Date and (C) the amount of Class B Additional Interest, if any, for such Distribution Date and any Class B Additional Interest previously due but not distributed to the Class B Certificateholders on any prior Distribution Date, will be distributed to the Paying Agent for payment to the Class B Certificateholders and (iii) all remaining amounts will be distributed to the Collateral Interest Holder.

                  (c) Distributions Pursuant to Section 2.06 of the Agreement. With respect to any amounts deposited into the Collection Account pursuant to subsection 8.1(a)(i), the Trustee shall, not later than 3:00 p.m., New York City time, on the related Distribution Date, deposit the principal portion of such amounts that are allocable to the Class A Certificates and the Class B Certificates into the Collection Account and the principal portion of such amounts allocable to the Collateral Interest shall be distributed to the Collateral Interest Holder.

                  (d) Notwithstanding anything to the contrary in this Supplement or the Agreement, all amounts distributed to the Paying Agent pursuant to Section 8.1(b) for payment to the Series 2000-C Certificateholders shall be deemed distributed in full to the Series 2000-C Certificateholders on the date on which such funds are distributed to the Paying Agent pursuant to this Section and shall be deemed to be a final distribution pursuant to Section
12.02 of the Agreement.

                  Section 8.2 Distribution of Proceeds of Sale, Disposition or Liquidation of the Receivables Pursuant to Section 9.02 of the Agreement.

                  (a) Not later than 12:00 noon, New York City time, on the Distribution Date following the date on which the Insolvency Proceeds are deposited into the Collection Account pursuant to Section 9.02(b) of the Agreement, the Trustee shall (in the following priority and, in each case, after giving effect to any deposits and distributions otherwise to be made on such Distribution Date) (i) deduct an amount equal to the Class A Investor Amount on such Distribution Date from the portion of the Insolvency Proceeds allocated to Collections of Principal Receivables and distribute such amount to the Paying Agent for payment to the Class A Certificateholders, provided that the amount of such distribution shall not exceed the product of (x) the portion of the Insolvency Proceeds allocated to Collections of Principal Receivables and (y) the Principal Allocation Percentage with respect to the related Monthly Period,
(ii) deduct an amount equal to the Class Investor Amount on such Distribution Date from the portion of the Insolvency Proceeds allocated to Collections of Principal Receivables and distribute such amount to the Paying Agent for payment to the Class B Certificateholders, provided that the amount of such distribution shall not exceed (x) the product of (A) the portion of such Insolvency Proceeds allocated to Collections of Principal Receivables and (B) the Principal Allocation Percentage with respect to the related Monthly Period minus (y) the amount distributed to the Paying Agent pursuant to clause (i) of this sentence and
(iii) distribute the remaining amount of the Insolvency Proceeds to the Collateral Interest Holder.

                  (b) Not later than 12:00 noon, New York City time, on such Distribution Date, the Trustee shall (in the following priority and, in each case, after giving effect to any deposits and distributions otherwise to be made on such Distribution Date) (i) deduct an amount equal to the sum of (w) Class A Monthly Interest for such Distribution Date, (x) any Class A Monthly Interest previously due but not distributed to the Class A Certificateholders on a prior Distribution Date and (y) the amount of Class A Additional Interest, if any, for such Distribution Date and any Class A Additional Interest previously due but not distributed to the Class A Certificateholders on a prior Distribution Date from the portion of the Insolvency Proceeds allocated to Collections of Finance Charge Receivables and distribute such amount to the Paying Agent for payment to the Class A Certificateholders, provided that the amount of such distribution shall not exceed the product of (x) the portion of the Insolvency Proceeds allocated to Collections of Finance Charge Receivables, (y) the Floating Allocation Percentage with respect to the related Monthly Period and (z) the Class A Floating Percentage with respect to such Monthly Period and (ii) deduct an amount equal to the sum of (w) Class B Monthly Interest for such Distribution Date, (x) Class B Monthly Interest previously due but not distributed to the Class B Certificateholders and (y) the amount of Class B Additional Interest, if any, for such Distribution Date and any Class B Additional Interest previously due but not distributed to the Class B Certificateholders on a prior Distribution Date from the portion of the Insolvency Proceeds allocated to Collections of Finance Charge Receivables and distribute such amount to the Paying Agent for payment to the Class B Certificateholders, provided that the amount of such distribution shall not exceed the product of (x) the portion of the Insolvency Proceeds allocated to Collections of Finance Charge Receivables,
(y) the Floating Allocation Percentage with respect to the related Monthly Period and (z) the Class B Floating Percentage with respect to such Monthly Period. To the extent that the product of (A) the portion of the Insolvency Proceeds allocated to Collections of Finance Charge Receivables and (B) the Floating Allocation Percentage with respect to the related Monthly Period exceeds the aggregate amount distributed to the Paying Agent pursuant to the preceding sentence, the excess shall be distributed to the Collateral Interest Holder.

                  (c) Notwithstanding anything to the contrary in this Supplement or the Agreement, all amounts distributed to the Paying Agent pursuant to this Section for payment to the Series 2000-C Certificateholders shall be distributed in full to the Series 2000-C Certificateholders on the date on which funds are distributed to the Paying Agent pursuant to this Section and shall be deemed to be a final distribution pursuant to Section 12.02 of the Agreement.

                  Section 8.3 Instructions Pursuant to Section 9.02(a) of the Agreement. The Holders of Investor Certificates of Series 2000-C evidencing more than 50% of the Investor Amount of each Class (including the Collateral Interest) shall not be considered as having disapproved of any liquidation of the Receivables and to continue transferring Principal Receivables to the Trust pursuant to Section 9.02(a) of the Agreement unless Holders of more than 50% of the Investor Amount of each of the Class A Certificates, the Class B Certificates and the Collateral Interest instruct the Trustee to such effect in the manner required pursuant to Section 9.02(a) of the Agreement.

                                   ARTICLE IX
                                  Certificates

                  Section 9.1 Book-Entry Certificates. The Class A Certificates and the Class B Certificates shall be delivered as Book-Entry Certificates. The Clearing Agency for the Class A Certificates and the Class B Certificates shall be The Depository Trust Company, and the Class A Certificates and the Class B Certificates shall be initially registered in the name of Cede & Co., its nominee.

                                    ARTICLE X
                            Miscellaneous Provisions

                  Section 10.1. Certain Matters Regarding the Collateral Interest Holder. Amounts payable to the Collateral Interest Holder hereunder shall be applied in accordance with the provisions of the Transfer Agreement.

                  Section 10.2 Ratification of Agreement. As supplemented by this Supplement, the Agreement is in all respects ratified and confirmed and the Agreement as so supplemented by this Supplement shall be read, taken and construed as one and the same instrument.

                  Section 10.3 Counterparts. This Supplement may be executed in two or more counterparts, and by different parties on separate counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument.

                  Section 10.4 Governing Law. THIS SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING THE UCC AS IN EFFECT IN THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                  Section 10.5 Notices. All directions, notices and instructions to the Trustee shall be in writing (which may be facsimile).

                  Section 10.6 Amendments. This Supplement may be amended by the Seller without the consent of the Servicer, the Trustee or any Investor Certificateholder if the Seller provides the Trustee with (i) an Opinion of Counsel to the effect that such amendment or modification would reduce the risk that the Trust would be treated as taxable as a publicly traded partnership pursuant to Code section 7704 and (ii) an Officer's Certificate that such amendment or modification would not materially and adversely affect any Investor Certificateholder, provided that no such amendment shall be deemed effective without (i) the Trustee's consent, if the Trustee's rights, duties and obligations hereunder are thereby modified and (ii) the Trustee having obtained written assurance that such amendment or modification will not, by itself, lower the current ratings on the Series 2000-C Certificates. The Seller shall provide the Rating Agencies with prior written notice of any such amendment or modification.

                  Section 10.7. Uncertificated Securities. The Collateral Interest shall be delivered in uncertificated form.

                  Section 10.8. Transfers of the Collateral Interest.

                  (a) Unless otherwise consented to by the Seller, no portion of the Collateral Interest or any interest therein may be sold, conveyed, assigned, hypothecated, pledged, participated, exchanged or otherwise transferred (each, a "Transfer") except in accordance with this Section 10.8 and only to a Permitted Assignee. Any attempted or purported transfer, assignment, exchange, conveyance, pledge, hypothecation or grant other than to a Permitted Assignee shall be void. Unless otherwise consented to by the Seller, no portion of the Collateral Interest or any interest therein may be Transferred to any Person (each such Person acquiring the Collateral Interest or any interest therein, an "Assignee") unless such Assignee shall have executed and delivered to the Seller on or before the effective date of any Transfer a letter substantially in the form attached hereto as Exhibit D (an "Investment Letter"), executed by such Assignee, with respect to the related Transfer to such Assignee of all or a portion of the Collateral Interest.

                  (b) Each Assignee will certify that the Collateral Interest or the interest therein purchased by such Assignee will be acquired for investment only and not with a view to any public distribution thereof, and that such Assignee will not offer to sell or otherwise dispose of the Collateral Interest or any interest therein so acquired by it in violation of any of the registration requirements of the Securities Act, or any applicable state or other securities laws. Each Assignee will acknowledge and agree that (i) it has no right to require the Seller to register under the Securities Act or any other securities law the Collateral Interest or the interest therein to be acquired by the Assignee and (ii) the sale of the Collateral Interest is not being made by means of the prospectus prepared in connection with the sale of the Series 2000-C Certificates. Each Assignee will agree with the Seller that: (a) such Assignee will deliver to the Seller on or before the effective date of any Transfer a letter in the form annexed hereto as Exhibit E (an "Investment Letter"), executed by such Assignee with respect to the purchase by such Assignee of all or a portion of the Collateral Interest and (b) all of the statements made by such Assignee in its Investment Letter shall be true and correct as of the date made.

                  (c) No portion of the Collateral Interest or any interest therein may be Transferred, and each Assignee will certify that it is not, (a) an "employee benefit plan" (as defined in Section 3(3) of ERISA), including governmental plans and church plans, (b) any "plan" (as defined in Section 4975(e)(1) of the Code) including individual retirement accounts and Keogh plans, or (c) any other entity whose underlying assets include "plan assets" (within the meaning of Department of Labor Regulation Section 2510.3-101, 29 C.F.R. Section 2510.3-101 or otherwise under ERISA) by reason of a plan's investment in the entity, including, without limitation, an insurance company general account.

                  IN WITNESS WHEREOF, the undersigned have caused this Supplement to be duly executed and delivered by their respective duly authorized officers on the day and year first above written.


                              FLEET BANK (RI), NATIONAL ASSOCIATION,
                              Seller and Servicer,


                              By: /s/  Jeffrey A. Lipson
                              -------------------------
                              Name:  Jeffrey A. Lipson
                              Title: Vice President



                              BANKERS TRUST COMPANY,
                              Trustee


                              By: /s/  Peter Becker
                              -------------------------
                              Name:  Peter Becker
                              Title: Assistant Vice President










                  [Signature Page for Series 2000-C Supplement]

                                                                     EXHIBIT A-1
                                                                   TO SUPPLEMENT


REGISTERED

                        FLEET CREDIT CARD MASTER TRUST II
                     CLASS A 7.02% ASSET BACKED CERTIFICATE,
                                  SERIES 2000-C


                  Unless this Class A Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.


                  Evidencing an undivided interest in a trust, the corpus of which consists of receivables generated from time to time in the ordinary course of business in a portfolio of revolving consumer credit card accounts owned by Fleet Bank (RI), National Association (the "Bank") as successor in interest to Advanta National Bank (formerly known as Advanta National Bank USA and prior to that known as Colonial National Bank USA and successor in interest to the former Advanta National Bank) or any Additional Seller.

--------------------------------------------------------------------------------

No.                                                  CUSIP NO.
    -----                                                      -----------------

                                                              $
                                                               -----------------

                  (Not an interest in or obligation of Fleet Bank (RI), National Association or any affiliate thereof, except to the limited extent described herein.)

                   This certifies that CEDE & CO. (the "Investor Certificateholder") is the registered owner of an undivided interest in certain assets of a trust (the "Trust"), created pursuant to the Amended and Restated Pooling and Servicing Agreement, dated as of December 1, 1993 (as amended and restated as of May 23, 1994, and as amended by Amendment Number 1, dated as of July 1, 1994, as further amended by Amendment Number 2, dated as of October 6, 1995, as further amended by Amendment Number 3, dated as of February 20, 1998, and as further amended by Amendment Number 4, dated as of May 14, 1999, and as assigned by Advanta National Bank to the Bank pursuant to an Assignment and Assumption Agreement, dated as of February 20, 1998, among Advanta National Bank, the Bank, Fleet Credit Card, LLC, and Bankers Trust Company, as trustee, the "Amended and Restated Pooling and Servicing

Agreement") between the Bank, as seller (in such capacity together with its predecessors as sellers during such period as any such predecessors were sellers, the "Seller") and servicer (in such capacity, the "Servicer"), and Bankers Trust Company, as trustee (the "Trustee"), as supplemented by the Series 2000-C Supplement, dated as of August 25, 2000, by and between the Bank, as Seller and Servicer, and the Trustee. The Amended and Restated Pooling and Servicing Agreement, the Series 2000-C Supplement and any amendments, exhibits and schedules thereto are collectively referred to herein as the "Agreement." The corpus of the Trust consists of (i) a portfolio of receivables (the "Receivables") arising under selected VISA and MasterCard* consumer credit card accounts or other revolving consumer credit accounts (the "Accounts") in portfolios of revolving consumer credit accounts owned by any of the Bank or any Additional Seller, (ii) all monies due or to become due in payment of the Receivables, all proceeds of the Receivables (other than investment earnings related to such proceeds), (iii) the right to receive certain Interchange attributed to cardholder charges for merchandise and services in the Accounts,
(iv) certain amounts recovered from Accounts in which the Receivables have been written off as uncollectible, (v) proceeds of credit insurance policies relating to the Receivables and (vi) all monies on deposit in certain bank accounts of the Trust and the benefits of any type of enhancement ("Series Enhancement") issued with respect to any Series (the drawing on or payment of such Series Enhancement being available only to Certificateholders of a specified Series or Class unless otherwise indicated in the related Supplement). The Trust assets may also include participations (including 100% participations) representing undivided interests in a pool of assets primarily consisting of revolving credit card receivables or consumer loan receivables (secured and unsecured), and any interests in both such types of receivables, including securities representing or backed by both such types of receivables, and other self-liquidating financial assets owned by the Seller or any affiliate of the Seller and collections thereon. The Seller conveyed to the Trust all Receivables existing under certain designated Accounts at the time of the formation of the Trust and all Receivables arising under such Accounts from time to time thereafter. In addition, the Seller has conveyed and the Seller may convey in the future all Receivables existing under certain designated Additional Accounts (including Automatic Additional Accounts) and all Receivables thereafter arising in such Additional Accounts.

                  Although a summary of certain provisions of the Agreement is set forth below, this Class A Certificate does not purport to summarize the Agreement, such summary is qualified in its entirety by the terms and provisions of the Agreement and reference is made to the Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee. A copy of the Agreement may be obtained from the Trustee by writing to the Trustee at Four Albany Street, New York, New York 10006, Attention: Corporate Trust and Agency Group/Structured Finance Group. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement.

* VISA and MasterCard are registered trademarks of VISA USA, Inc., and MasterCard International, respectively.


                                     A-1-2

                  This Class A Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement to which the Holder of this Class A Certificate by virtue of the acceptance hereof assents and is bound.

                  It is the intent of the Seller and the Class A Certificateholders that, for federal income taxes, state and local income and franchise taxes and any other taxes imposed on or measured by income, the Class A Certificates will be treated as indebtedness secured by the Receivables. The Servicer, by entering into the Agreement, and the Seller, the Holder of the Bank Certificate, each Holder of a Class A Certificate and each Holder of a Class B Certificate, by acceptance of its Certificate, agrees to treat the Series 2000-C Certificates for purposes of federal income taxes, state and local income and franchise taxes, and any other taxes imposed on or measured by income, as indebtedness of the Seller.

                  Subject to the terms of the Agreement, payments of principal of the Class A Certificates are limited to the unpaid Class A Investor Amount, which may be less than the unpaid principal balance of the Class A Certificates, pursuant to the terms of the Agreement. All principal of and interest on the Class A Certificates is scheduled to be paid by the August 2005 Distribution Date but may be paid earlier. Subject to prior termination as provided in the Agreement, the interest of the Series 2000-C Certificateholders in the Trust will terminate following the earliest of (i) the date on which the Investor Amount is paid in full, (ii) the February 2008 Distribution Date and (iii) the termination of the Trust pursuant to Section 12.01 of the Agreement.

                  The Receivables consist of Principal Receivables which arise generally from the purchase of goods and services and cash advances and in respect of Periodic Finance Charges, Overlimit Fees, Late Fees, annual membership fees and annual service charges, if any, Cash Advance Fees, transaction charges and all other fees and charges with respect to the Accounts designated by the Seller to be included in Finance Charge Receivables. This Certificate is one of a series of Certificates entitled "Fleet Credit Card Master Trust II, Class A 7.02% Asset Backed Certificates, Series 2000-C" (the "Class A Certificates"), each of which represents a fractional undivided interest in certain assets of the Trust. The Trust's assets are allocated in part to the Holders of the Class A Certificates, in part to the Holders of the Class B Certificates, in part to the Collateral Interest Holder, in part to the Holders of Investor Certificates of all other Series and in part to the Seller as Holder of the Bank Certificate and the Holders of any Supplemental Certificates outstanding from time to time. The Bank Certificate and the Holders of any outstanding Supplemental Certificates represent the Sellers' Interest in the Trust. The Bank Certificate and any outstanding Supplemental Certificates represent the interest in the Principal Receivables not represented by the Investor Certificates.

         The aggregate interest represented by the Series 2000-C Certificates and the Collateral Interest at any time in the Principal Receivables in the Trust shall not exceed an amount equal to the Principal Allocation Percentage thereof (as set forth in the Agreement) at such time. The Initial Invested Amount is $650,000,000. The Invested Amount for any date will equal the sum of the Class A Invested Amount, the Class B Invested Amount and the Collateral Invested Amount. The Class A Initial Invested Amount is $529,750,000. The Class A Invested Amount for any date of determination will be an amount equal to (a) the Class A Initial Invested

                                     A-1-3

Amount, minus (b) the aggregate amount of principal payments made to the Class A Certificateholders on or prior to such date, minus (c) the excess, if any, of the aggregate amount of Class A Investor Charge-Offs for all prior Distribution Dates over the aggregate amount of Class A Investor Charge-Offs reimbursed prior to such date, minus (d) the Principal Funding Account Balance (but not in excess of the Class A Initial Invested Amount) on such date.

                  Interest will be distributed monthly on the 15th day of each calendar month or, if such 15th day is not a Business Day, payment will be made on the next succeeding Business Day (each, a "Distribution Date"), commencing October 16, 2000, in an amount equal to one-twelfth of the product of (i) the Class A Certificate Rate, and (ii) the outstanding principal amount of the Class A Certificates as of the close of business on the preceding Record Date; provided, however, with respect to the October 2000 Distribution Date, the amount of interest distributed on the Class A Certificates will be $5,165,062.50.

                  The Class A Certificates will bear interest for each Interest Period at the rate of 7.02% per annum (the "Class A Certificate Rate").

                  On each Distribution Date with respect to the Accumulation Period, an amount equal to the least of (a) Available Investor Principal Collections on deposit in the Collection Account with respect to such Distribution Date, (b) the Controlled Deposit Amount for such Distribution Date and (c) the Class A Invested Amount on such Distribution Date, will be deposited in the Principal Funding Account for payment to the Class A Certificateholders on the earlier to occur of the Class A Expected Final Distribution Date or the first Distribution Date with respect to the Rapid Amortization Period.

                  On each Distribution Date during the Rapid Accumulation Period until the full amount of the Class A Investor Amount is on deposit in the Principal Funding Account or until the Rapid Amortization Period begins, the Class A Certificateholder will be entitled to have Available Investor Principal Collections in an amount up to the Class A Invested Amount deposited into the Principal Funding Account for payment to the Class A Certificateholder on the earlier to occur of the Class A Expected Final Distribution Date or the first Distribution Date with respect to the Rapid Amortization Period.

                  On each Distribution Date during the Rapid Amortization Period until the Class A Investor Amount has been paid in full or the Series Termination Date occurs, the Class A Certificateholders will be entitled to receive Available Investor Principal Collections in an amount up to the Class A Investor Amount.

                  On any Distribution Date occurring on or after the Investor Amount is reduced to 5% or less of the Initial Invested Amount during the Revolving Period the Seller will have the option (to be exercised in its sole discretion) to repurchase the Certificates.

                  This Class A Certificate does not represent an obligation of, or an interest in, FleetBoston Financial Corporation, the Bank, any Additional Seller, the Servicer or any Affiliate of any of them. None of the Class A Certificates, the Accounts nor the Receivables are deposits or insured or guaranteed by the Federal Deposit Insurance Corporation or any other

                                     A-1-4
governmental agency. This Class A Certificate is limited in right of payment to certain Collections with respect to the Receivables (and certain other amounts), all as more specifically set forth herein and in the Agreement.

                  The Agreement may be amended under certain circumstances by the Servicer, the Seller and the Trustee, without Certificateholder consent, provided that (i) the Seller shall have delivered to the Trustee an Officer's Certificate to the effect that the Seller reasonably believes that such amendment will not result in the occurrence of a Pay Out Event or materially adversely affect the amount or timing of distributions to be made to the Investor Certificateholders of any Series or Class and (ii) written confirmation from each Rating Agency that such amendment will not result in a reduction or withdrawal of the rating of the Series 2000-C Certificates or the rating of any other outstanding Series or Class with respect to which it is a Rating Agency.

                  The Agreement may be amended by the Servicer, the Seller and the Trustee, with the consent of the Holders of Investor Certificates evidencing not less than 66-2/3% of the aggregate Investor Amount of the Investor Certificates of all adversely affected Series, for the purpose of adding any provisions to, changing in any manner or eliminating any of the provisions of the Agreement or of modifying in any manner the rights of Investor Certificateholders of any Series then issued and outstanding; provided, however, that no such amendment shall (a) reduce in any manner the amount of, or delay the timing of, distributions to Investor Certificateholders or deposits of amounts to be so distributed or the amount available under any Series Enhancement without the consent to any such amendment of each affected Certificateholder, (b) change the definition of or the manner of calculating the interest of any Investor Certificateholder without the consent of each affected Investor Certificateholder, (c) reduce the aforesaid percentage required to consent to any such amendment without the consent of each Investor Certificateholder or (d) adversely affect the rating of any Series or Class by each Rating Agency without the consent of the Holders of Investor Certificates of such Series or Class evidencing not less than 66-2/3% of the aggregate Investor Amount of the Investor Certificates of such Series or Class.

                  The Class A Certificates are issuable only in denominations of $1,000 and integral multiples of $1,000 in excess thereof. The transfer of this Class A Certificate shall be registered in the Certificate Register upon surrender of this Class A Certificate for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer, in a form satisfactory to the Trustee and the Transfer Agent and Registrar, duly executed by the Holder or his attorney and duly authorized in writing, and thereupon one or more new Class A Certificates of authorized denominations and for the same aggregate fractional undivided interest will be issued to the designated transferee or transferees.

                  As provided in the Agreement and subject to certain limitations therein set forth, this Class A Certificate is exchangeable for a new Class A Certificate evidencing a like aggregate fractional undivided interest, as requested by the Holder surrendering this Class A Certificate. No service charge may be imposed for any such exchange, but the Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

                                     A-1-5

                  Prior to due presentation of this Class A Certificate for registration of transfer, the Transfer Agent and Registrar, the Paying Agent and the Trustee and any agent of any of them may treat the person in whose name this Class A Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Paying Agent or the Transfer Agent and Registrar nor any agent of any of them shall be affected by notice to the contrary except in certain circumstances described in the Agreement.

                  This Class A Certificate shall be construed in accordance with and governed by the laws of the State of New York, without reference to its conflict of law provisions.

                  Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, or by an authenticating agent appointed by the Trustee, this Class A Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

                                     A-1-6

            IN WITNESS WHEREOF, the Seller has caused this Class A Certificate to be duly executed.


                                    FLEET BANK (RI), NATIONAL ASSOCIATION



                                    By:______________________________
                                       Vice President

            This is one of the Class A Certificates referred to in the within-mentioned Agreement.

                                    BANKERS TRUST COMPANY,
                                      as Trustee,



                                    By:______________________________
                                       Authorized Officer

Dated:      _____________


                                     A-1-7

                                   ----------
                                   ASSIGNMENT
                                   ----------


PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE(S)

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

__________________________
:                        :
:                        :
:                        :
__________________________          _____________________________
(PLEASE PRINT OR TYPEWRITE          NAME AND ADDRESS OF ASSIGNEE)



____________________ the within certificate and all rights thereunder, and hereby irrevocably constitutes and appoints ____________________ Attorney, with full power of substitution in the premises, to transfer said certificate on the books kept for registration thereof.

Dated: ________________________


                              ______________________________
                              Note: The signature(s) to this Assignment must correspond with the name(s) as written on the face of the within certificate in every particular, without alteration or enlargement or any change whatever.

                              (1) An assignee which is not a United States Person as defined in the Internal Revenue Code of 1986, as amended (the "Code") must certify to the Transfer Agent and Registrar in writing as to such status and such further information as may be required under the Code or reasonably requested by the Transfer Agent and Registrar.


                                     A-1-8

                                                                     EXHIBIT A-2
                                                                   TO SUPPLEMENT


REGISTERED

                        FLEET CREDIT CARD MASTER TRUST II
                 CLASS B FLOATING RATE ASSET BACKED CERTIFICATE,
                                  SERIES 2000-C

            THIS CLASS B CERTIFICATE MAY NOT BE ACQUIRED BY OR FOR THE ACCOUNT OF A BENEFIT PLAN.

            Unless this Class B Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

            Evidencing an undivided interest in a trust, the corpus of which consists of receivables generated from time to time in the ordinary course of business in a portfolio of revolving consumer credit card accounts owned by Fleet Bank (RI), National Association (the "Bank") as successor in interest to Advanta National Bank (formerly known as Advanta National Bank USA and prior to that known as Colonial National Bank USA and successor in interest to the former Advanta National Bank) or any Additional Seller.


No. ___                                           CUSIP NO. __________________
                                                           $__________________


            (Not an interest in or obligation of Fleet Bank (RI), National Association, or any affiliate thereof, except to the limited extent described herein.)

This certifies that CEDE & CO. (the "Investor Certificateholder") is the registered owner of an undivided interest in certain assets of a trust (the "Trust"), created pursuant to the Amended and Restated Pooling and Servicing Agreement, dated as of December 1, 1993 (as amended and restated on May 23, 1994, and as amended by Amendment Number 1, dated as of July 1, 1994, as further amended by Amendment Number 2, dated as of October 6, 1995, as further amended by Amendment Number 3, dated as of February 20, 1998, and as further amended by Amendment Number 4, dated as of May 14, 1999, and as assigned by Advanta National Bank to the Bank pursuant to an Assignment and Assumption Agreement, dated as of February 20, 1998, among Advanta National Bank, the Bank, Fleet Credit Card, LLC, and Bankers Trust Company, as trustee, the "Amended and Restated Pooling and Servicing Agreement") between the Bank, as seller (in such capacity, together with its predecessor as sellers during such period as any such predecessors were sellers, the "Seller") and servicer (in such capacity, the "Servicer") and Bankers Trust Company, as trustee (the "Trustee"), as supplemented by the Series 2000-C Supplement, dated as of August 25, 2000, by and between the Bank, as Seller and Servicer, and the Trustee. The Amended and Restated Pooling and Servicing Agreement, the Series 2000-C Supplement and any amendments, exhibits and schedules thereto are collectively referred to herein as the "Agreement." The corpus of the Trust consists of (i) a portfolio of receivables (the "Receivables") arising under selected VISA and MasterCard* consumer credit card accounts or other revolving consumer credit accounts (the "Accounts") in portfolios of revolving consumer credit accounts owned by any of the Bank or any Additional Seller, (ii) all monies due or to become due in payment of the Receivables, all proceeds of the Receivables (other than investment earnings related to such proceeds), (iii) the right to receive certain Interchange attributed to cardholder charges for merchandise and services in the Accounts, (iv) certain amounts recovered from Accounts in which the Receivables have been written off as uncollectible, (v) proceeds of credit insurance policies relating to the Receivables and (vi) all monies on deposit in certain bank accounts of the Trust and the benefits of any type of enhancement ("Series Enhancement") issued with respect to any Series (the drawing on or payment of such Series Enhancement being available only to Certificateholders of a specified Series or Class unless otherwise indicated in the related Supplement). The Trust assets may also include participations (including 100% participations) representing undivided interests in a pool of assets primarily consisting of revolving credit card receivables or consumer loan receivables (secured and unsecured), and any interests in both such types of receivables, including securities representing or backed by both such types of receivables, and other self-liquidating financial assets owned by the Seller or any affiliate of the Seller and collections thereon. The Seller, conveyed to the Trust all Receivables existing under certain designated Accounts at the time of the formation of the Trust and all Receivables arising under such Accounts from time to time thereafter. In addition, the Seller has conveyed and the Seller may convey in the future all Receivables existing under certain designated Additional Accounts (including Automatic Additional Accounts) and all Receivables thereafter arising in such Additional Accounts.

            Although a summary of certain provisions of the Agreement is set forth below, this Class B Certificate does not purport to summarize the Agreement, such summary is qualified in its entirety by the terms and provisions of the Agreement and reference is made to the Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee. A copy of the Agreement may be obtained from the Trustee by writing to the Trustee at Four Albany Street, New York, New York 10006, Attention: Corporate Trust and Agency Group/Structured Finance Group. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement.



* VISA and MasterCard are registered trademarks of VISA USA, Inc., and MasterCard International, respectively.


                                     A-2-2

            This Class B Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement to which the Holder of this Class B Certificate by virtue of the acceptance hereof assents and is bound.

            It is the intent of the Seller and the Class B Certificateholders that, for federal income taxes, state and local income and franchise taxes and any other taxes imposed on or measured by income, the Class B Certificates will be treated as indebtedness secured by the Receivables. The Servicer, by entering into the Agreement, and the Seller, the Holder of the Bank Certificate, each Holder of a Class B Certificate, and each Holder of a Class A Certificate, by acceptance of its Certificate, agrees to treat the Series 2000-C Certificates for purposes of federal income taxes, state and local income and franchise taxes, and any other taxes imposed on or measured by income, as indebtedness of the Seller.

            Subject to the terms of the Agreement, payments of principal of the Class B Certificates are limited to the unpaid Class B Investor Amount, which may be less than the unpaid principal balance of the Class B Certificates, pursuant to the terms of the Agreement. Principal payments on the Class B Certificates will not be made unless the Class A Certificates are paid in full or the full amount of the Class A Investor Amount is on deposit in the Principal Funding Account. All principal of and interest on the Class B Certificates is scheduled to be paid by the August 2005 Distribution Date, but may be paid earlier. Subject to prior termination as provided in the Agreement, the interest of the Series 2000-C Certificateholders in the Trust will terminate following the earliest of (i) the date on which the Investor Amount is paid in full and
(ii) the February 2008 Distribution Date and (iii) the termination of the Trust pursuant to Section 12.01 of the Agreement.

            The Receivables consist of Principal Receivables which arise generally from the purchase of goods and services and cash advances and in respect of Periodic Finance Charges, Overlimit Fees, Late Fees, annual membership fees and annual service charges, if any, Cash Advance Fees, transaction charges and all other fees and charges with respect to the Accounts designated by the Seller to be included in Finance Charge Receivables. This Certificate is one of a series of Certificates entitled "Fleet Credit Card Master Trust II, Class B Floating Rate Asset Backed Certificates, Series 2000-C" (the "Class B Certificates"), each of which represents a fractional undivided interest in certain assets of the Trust. The Trust's assets are allocated in part to the Holders of the Class B Certificates and in part to the Holders of the Class A Certificates, in part to the Collateral Interest Holder, in part to the Holders of Investor Certificates of all other Series and in part to the Seller as Holder of the Bank Certificate and the Holders of any outstanding Supplemental Certificates outstanding from time to time. The Bank Certificate and any outstanding Supplemental Certificates represent the Sellers' Interest in the Trust. The Bank Certificate and any outstanding Supplemental Certificates represent the interest in the Principal Receivables not represented by the Investor Certificates.

            THE CLASS B CERTIFICATES ARE SUBORDINATED TO THE CLASS A CERTIFICATES TO THE EXTENT SET FORTH IN THE AGREEMENT.

            The aggregate interest represented by the Series 2000-C Certificates and the Collateral Interest at any time in the Principal Receivables in the Trust shall not exceed an


                                     A-2-3
amount equal to the Principal Allocation Percentage thereof (as set forth in the Agreement) at such time. The Initial Invested Amount is $650,000,000. The Invested Amount for any date will equal the sum of the Class A Invested Amount, the Class B Invested Amount and the Collateral Invested Amount. The Class B Initial Invested Amount is $48,750,000. The Class B Invested Amount for any date will be an amount equal to (a) the Class B Initial Invested Amount, minus (b) the aggregate amount of principal payments made to the Class B Certificateholders on or prior to such date, minus (c) the excess, if any, of the aggregate amount of Class B Investor Charge-Offs for all prior Distribution Dates over the aggregate amount of any reimbursement of Class B Investor Charge-Offs for all Distribution Dates preceding such date, minus (d) the amount of Reallocated Principal Collections allocated on all prior Distribution Dates, minus (e) an amount equal to the amount by which the Class B Invested Amount has been reduced pursuant to subsection 4.6(a) of the Agreement on all prior Distribution Dates, plus (f) the amount of Excess Spread and Excess Finance Charges allocated and available on all prior Distribution Dates for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (c), (d) and
(e), and minus (g) the positive difference, if any, between the Principal Funding Account Balance and the Class A Investor Amount on such date; provided, however, that the Class B Invested Amount may not be reduced below zero.

            Interest will be distributed monthly on the 15th day of each calendar month or, if such 15th day is not a Business Day, payment will be made on the next succeeding Business Day (each, a "Distribution Date"), commencing October 16, 2000, in an amount equal to the product of (i) (a) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times (b) the Class B Certificate Rate, and
(ii) the outstanding principal amount of the Class B Certificates as of the preceding Record Date (or, in the case of the first Distribution Date, as of the Closing Date).

      The Class B Certificates will bear interest for each Interest Period at the rate of 0.39% per annum above LIBOR determined as set forth below (the "Class B Certificate Rate").

      The Trustee will determine LIBOR on August 23, 2000 for the period from the Closing Date through October 15, 2000 and for each Interest Period thereafter, on the second London Business Day prior to the Distribution Date on which such Interest Period commences (each, a "LIBOR Determination Date"). A "London Business Day" is any day on which dealings in deposits in United States dollars are transacted in the London interbank market. The Class B Certificate Rate applicable to the then current and the immediately preceding Interest Periods may be obtained by telephoning the Trustee at its Corporate Trust Office at (800) 735-7777.

      The determination of LIBOR will be made in accordance with the following provisions:

            (i) On each LIBOR Determination Date, the Trustee will determine LIBOR based on the rate for deposits in United States dollars for a period of the Designated Maturity which appears on Telerate Page 3750 as of 11:00 A.M. (London time) on such date.

            (ii) If such rate does not appear on Telerate Page 3750, the Trustee will determine LIBOR on the basis of quotations of the offered rates for deposits in United States dollars provided by the Reference Banks at approximately 11:00 A.M. (London time) on such


                                     A-2-4

      LIBOR Determination Date to prime banks in the London interbank market for a period of the Designated Maturity. If at least two such quotations are provided, LIBOR will be the arithmetic mean of such quotations.

            (iii) If, on the LIBOR Determination Date, such rate does not appear on Telerate Page 3750 and only one or none of the Reference Banks provides such offered quotations, LIBOR will be the rate per annum that the Trustee determines to be the arithmetic mean of the offered quotations that three major banks in The City of New York selected by the Servicer are quoting at approximately 11:00 A.M. (New York City time) on that day for loans in United States dollars to leading European banks for a period of the Designated Maturity.

      "Designated Maturity" as used in the preceding provisions means, one month; provided, that LIBOR for the initial Interest Period will be determined by straight-line interpolation (based on the actual number of days in the initial Interest Period) between two rates determined in accordance with the definition of LIBOR, one of which will be determined for a Designated Maturity of one month and the other of which will be determined for a Designated Maturity of two months.

            On each Distribution Date with respect to the Accumulation Period an amount equal to the least of (a) Available Investor Principal Collections on deposit in the Collection Account with respect to such Distribution Date, (b) the Controlled Deposit Amount for such Distribution Date (minus the portion of such Controlled Deposit Amount for such Distribution Date applied to Class A Monthly Principal on such Distribution Date)) and (c) the Class B Invested Amount, will be deposited in the Principal Funding Account for payment to the Class B Certificateholders on the Class B Expected Final Distribution Date or the first Distribution Date with respect to the Rapid Amortization Period provided that no such amounts shall be paid to the Class B Certificates until the Class A Certificates are paid in full.

            On each Distribution Date during the Rapid Amortization Period (following the payment in full of the Class A Certificates) or the Rapid Accumulation Period (following the deposit of the full amount of the Class A Investor Amount into the Principal Funding Account) until the Class B Investor Amount has been paid in full or the Series Termination Date occurs, the Class B Certificateholders will be entitled to receive Available Investor Principal Collections (minus the portion of Available Investor Principal Collections applied to Class A Monthly Principal on such Distribution Date) in an amount up to the Class B Investor Amount.

            On any Distribution Date occurring on or after the Investor Amount is reduced to 5% or less of the Initial Invested Amount during the Revolving Period, the Seller will have the option (to be exercised in their sole discretion) to repurchase the Certificates.

            This Class B Certificate does not represent an obligation of, or an interest in, FleetBoston Financial Corporation, the Bank, any Additional Seller, the Servicer or any Affiliate of any of them. None of the Class B Certificates, the Accounts or the Receivables are deposits or insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. This Class B Certificate is limited in right of payment to certain Collections respecting


                                     A-2-5
the Receivables (and certain other amounts), all as more specifically set forth herein and in the Agreement.

            The Agreement may be amended under certain circumstances by the Servicer, the Seller and the Trustee, without Certificateholder consent, provided that (i) the Seller shall have delivered to the Trustee an Officer's Certificate to the effect that the Seller reasonably believes that such amendment will not result in the occurrence of a Pay out Event or materially adversely affect the amount or timing of distributions to be made to the Investor Certificateholders of any Series or Class and (ii) written confirmation from each Rating Agency that such amendment will not result in a reduction or withdrawal of the rating of the Series 2000-C Certificates or the rating of any other outstanding Series or Class with respect to which it is a Rating Agency.

            The Agreement may be amended by the Servicer, the Seller and the Trustee, with the consent of the Holders of Investor Certificates evidencing not less than 66-2/3% of the aggregate Investor Amount of the Investor Certificates of all adversely affected Series, for the purpose of adding any provisions to, changing in any manner or eliminating any of the provisions of the Agreement or of modifying in any manner the rights of Investor Certificateholders of any Series then issued and outstanding; provided, however, that no such amendment shall (a) reduce in any manner the amount of, or delay the timing of, distributions to Investor Certificateholders or deposits of amounts to be so distributed or the amount available under any Series Enhancement without the consent to any such amendment of each affected Certificateholder, (b) change the definition of or the manner of calculating the interest of any Investor Certificateholder without the consent of each affected Investor Certificateholder, (c) reduce the aforesaid percentage required to consent to any such amendment without the consent of each Investor Certificateholder or (d) adversely affect the rating of any Series or Class by each Rating Agency without the consent of the Holders of Investor Certificates of such Series or Class evidencing not less than 66-2/3% of the aggregate Investor Amount of the Investor Certificates of such Series or Class.

            The Class B Certificates are issuable only in denominations of $1,000 and integral multiples of $1,000 in excess thereof. The transfer of this Class B Certificate shall be registered in the Certificate Register upon surrender of this Class B Certificate for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer, in a form satisfactory to the Trustee and the Transfer Agent and Registrar, duly executed by the Holder or his attorney and duly authorized in writing, and thereupon one or more new Class B Certificates of authorized denominations and for the same aggregate fractional undivided interest will be issued to the designated transferee or transferees.

            As provided in the Agreement and subject to certain limitations therein set forth, this Class B Certificate is exchangeable for a new Class B Certificate evidencing a like aggregate fractional undivided interest, as requested by the Holder surrendering this Class B Certificate. No service charge may be imposed for any such exchange, but the Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.


                                     A-2-6

            This Class B Certificate may not be acquired by or for the account of any benefit plan, trust or account, including an individual retirement account, that is subject to the Employee Retirement Income Security Act of 1974, as amended, or that is described in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended, or an entity whose underlying assets include plan assets by reason of a plan's investment in such entity (a "Benefit Plan"). By accepting and holding this Class B Certificate, the Holder hereof shall be deemed to have represented and warranted that it is not a Benefit Plan. By acquiring any interest in this Class B Certificate, the applicable Certificate Owner or Owners shall be deemed to have represented and warranted that it or they are not Benefit Plans.

            Prior to due presentation of this Class B Certificate for registration of transfer, the Transfer Agent and Registrar, the Paying Agent and the Trustee and any agent of any of them may treat the person in whose name this Class B Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Paying Agent or the Transfer Agent and Registrar nor any agent of any of them shall be affected by notice to the contrary except in certain circumstances described in the Agreement.

            This Class B Certificate shall be construed in accordance with and governed by the laws of the State of New York, without reference to its conflict of law provisions.

            Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, or by an authenticating agent appointed by the Trustee, this Class B Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.


                                     A-2-7

            IN WITNESS WHEREOF, the Seller has caused this Class B Certificate to be duly executed.



                                    FLEET BANK (RI), NATIONAL ASSOCIATION


                                    By:______________________________
                                       Vice President


            This is one of the Class B Certificates referred to in the within-mentioned Agreement.

                                    BANKER TRUST COMPANY,
                                     as Trustee,


                                    By:______________________________
                                       Authorized Officer

Dated:


                                     A-2-8

                                  ----------

                                  ASSIGNMENT
                                  ----------


PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE(S)

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

__________________________
:                        :
:                        :
:                        :
__________________________          _____________________________
(PLEASE PRINT OR TYPEWRITE          NAME AND ADDRESS OF ASSIGNEE)



____________________ the within certificate and all rights thereunder, and hereby irrevocably constitutes and appoints ____________________ Attorney, with full power of substitution in the premises, to transfer said certificate on the books kept for registration thereof.

Dated: ________________________

                              ______________________________
                              Note: The signature(s) to this Assignment must correspond with the name(s) as written on the face of the within certificate in every particular, without alteration or enlargement or any change whatever.

                              (1) An assignee which is not a United States Person as defined in the Internal Revenue Code of 1986, as amended (the "Code") must certify to the Transfer Agent and Registrar in writing as to such status and such further information as may be required under the Code or reasonably requested by the Transfer Agent and Registrar.



                                     A-2-9

                                                                      EXHIBIT B
                                                                  TO SUPPLEMENT


                        MONTHLY PAYMENT INSTRUCTIONS AND
                           NOTIFICATION TO THE TRUSTEE


                      FLEET BANK (RI), NATIONAL ASSOCIATION

                         ------------------------------


                        FLEET CREDIT CARD MASTER TRUST II
                                  Series 2000-C

                         ------------------------------


The undersigned, a duly authorized representative of Fleet Bank (RI), National Association, (the "Bank"), as successor in interest to Advanta National Bank (formerly known as Advanta National Bank USA and prior to that known as Colonial National Bank USA and successor in interest to the former Advanta National
Bank), as Seller and Servicer pursuant to the Amended and Restated Pooling and Servicing Agreement dated as of December 1, 1993, (as amended and restated on May 23, 1994, and as amended by Amendment Number 1, dated as of July 1, 1994, as further amended by Amendment Number 2, dated as of October 6, 1995, as further amended by Amendment Number 3, dated as of February 20, 1998, and as further amended by Amendment Number 4, dated May 14, 1999, and as assigned by Advanta National Bank to the Bank pursuant to an Assignment and Assumption Agreement, dated as of February 20, 1998, among Advanta National Bank, the Bank, Fleet Credit Card, LLC, and Bankers Trust Company, as trustee, the "Amended and Restated Pooling and Servicing Agreement") between the Bank, as seller (in such capacity, together with its predecessors as sellers during such period as any such predecessors were sellers, the "Seller") and servicer (in such capacity, the "Servicer") and Bankers Trust Company, as trustee (the "Trustee"), as supplemented by the Series 2000-C Supplement, dated as of August 25, 2000, by and between the Bank, as Seller and Servicer, and the Trustee does hereby certify as follows:

            A) Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement. References herein to certain sections are references to the respective sections of the Agreement.

            B) The Bank is Servicer under the Agreement.

            C) The undersigned is a Servicing Officer.

            D) The date of this notice is a Determination Date under the Agreement.

1. APPLICATION OF CLASS A AVAILABLE FUNDS, CLASS B AVAILABLE FUNDS, COLLATERAL AVAILABLE FUNDS AND AVAILABLE INVESTOR PRINCIPAL COLLECTIONS.

          Pursuant to the Supplement, the Servicer does hereby instruct the Trustee (i) to make the following withdrawals from the Collection Account with respect to the Distribution Date and (ii) to apply the proceeds of such withdrawals in accordance with referenced Sections of the Supplement:

          A)    Class A Available Funds (Section 4.5(a)):
                (1)    Class A Monthly Interest...........          $__________
                (2)    Overdue Class A Monthly Interest...          $__________
                (3)    Class A Additional Interest........          $__________
                (4)    Net Swap Payment...................          $__________
                (5)    Overdue Net Swap Payments..........          $__________
                (6)    Class A Servicing Fee..............          $__________
                (7)    Overdue Class A Servicing Fee......          $__________
                (8)    Class A Investor Default Amount
                       (to be treated as Available
                       Investor Principal Collections)....          $__________
                (9)    Excess Spread......................          $__________
          B)    Class B Available Funds (Section 4.5(b)):
                (1)    Class B Monthly Interest...........          $__________
                (2)    Overdue Class B Monthly Interest...          $__________
                (3)    Class B Additional Interest........          $__________
                (4)    Class B Servicing Fee..............          $__________
                (5)    Overdue Class B Servicing Fee......          $__________
                (6)    Excess Spread......................          $__________
          C)    Collateral Available Funds (Section 4.5(c))
                (1)    If the Bank or Trustee is not the
                       Servicer, Collateral Servicing
                       Fee, if any........................          $__________
                (2)    Overdue Collateral Servicing Fee,
                       if any.............................          $__________
                (3)    Excess Spread......................          $__________

          D)    Available Investor Principal Collections
                (Sections 4.5(d) and (e)):
                (1)    Class A Monthly Principal..........          $__________
                (2)    Class B Monthly Principal..........          $__________
                (3)    Collateral Monthly Principal.......          $__________
                (4)    Shared Principal Collections
                       (available for other Series in
                       Group One or the Holders of the
                       Seller Certificates)...............          $__________
          E)    Excess Spread (Section 4.7):
                (1)    Class A Required Amount, if any....          $__________
                (2)    Class A Investor Charge-Offs (to
                       be treated as Available Investor
                       Principal Collections).............          $__________
                (3)    Portion of Class B Required
                       Amount, if any.....................          $__________
                (4)    Class B Investor Default Amount
                       (to be treated as Available
                       Investor Principal Collections)....          $__________
                (5)    Reimbursement of prior reductions
                       in Class B Invested Amount (to be
                       treated as Available Investor
                       Principal Collections).............          $__________
                (6)    Collateral Minimum Monthly
                       Interest, Overdue Collateral
                       Minimum Monthly Interest and
                       Collateral Additional Interest.....          $__________
                (7)    Any Collateral Servicing Fee and
                       any unpaid Collateral Servicing
                       Fee................................          $__________
                (8)    Collateral Default Amount (to be
                       treated as Available Investor
                       Principal Collections).............          $__________
                (9)    Reimbursement of prior reductions
                       in Collateral Invested Amount (to
                       be treated as Available Investor
                       Principal Collections).............          $__________
                (10)   Excess of Required Reserve Account
                       Amount over the amount on deposit
                       in Reserve Account.................          $__________
                (11)   Amounts due to Collateral Interest
                       Holder.............................          $__________

          F)    Reallocated Principal Collections (Section 4.8):
                (1)    Payable in respect of Class A
                       Required Amount....................          $__________
                (2)    Payable in respect of Class B
                       Required Amount....................          $__________
                (3)    Balance (to be treated as Available
                       Investor Principal Collections)....          $__________
          G)    Excess Finance Charges (Section 4.9):
                (1)    Finance Charge Shortfall for
                       Series 2000-C......................          $__________
                (2)    Excess Finance Charges from other
                       Series in Group One allocated to
                       Series 2000-C......................          $__________
          H)    Shared Principal Collections (Section 4.10):
                (1)    Principal Shortfall for Series
                       2000-C.............................          $__________
                (2)    Shared Principal Collections from
                       other Series in Group One allocated
                       to Series 2000-C...................          $__________
                                                                    $__________
          I)    Distributions to Holders of Class A Certificates,
                to the Swap Counterparty, Holders of the Class B
                Certificates and Collateral Interest (Sections 4.5
                and 5.1)
                (1)    Interest Distributable to Holders
                       of the Class A Certificates on
                       Distribution Date..................          $__________
                (2)    Net Swap Payment and Overdue Net
                       Swap Payments to be paid to Swap
                       Counterparty.......................          $__________
                (3)    Interest Distributable to Holders
                       of the Class B Certificates on
                       Distribution Date..................          $__________
                (4)    Amount Distributable as interest
                       to the Collateral Interest Holders
                       on the Transfer Date (Collateral
                       Minimum Monthly Interest under
                       Section 4.7(f) plus other amounts
                       payable to the Collateral Interest
                       Holder under 4.7(k) and 4.14)......          $__________
                (5)    Principal Distributable to the
                       Class A Certificateholders on
                       Distribution Date..................          $__________
                (6)    Principal Distributable to the
                       Class B Certificateholder on
                       Distribution Date..................          $__________

                (7)    Principal Distributable to the
                       Collateral Interest Holder on
                       Transfer Date......................          $__________
                (8)    Principal Collections
                       Distributable to Fleet Bank (RI),
                       National Association as holder of
                       the Sellers Certificate on
                       Distribution Date..................          $__________
          J)    Distributions to Noteholders and to Fleet Bank
                (RI), National Association under the Transfer
                Agreement (Section 3.02 of Transfer Agreement)
                (1)    Interest Distributable to
                       Noteholders on Payment Date........          $__________
                (2)    Principal Distributable to
                       Noteholders on Payment Date........          $__________
                (3)    Amount Distributable to Fleet Bank
                       (RI), National Association, as
                       Transferor on Payment Date
                       (Section 3.02(a)(vi) of the
                       Transfer Agreement; amounts
                       remaining after satisfying
                       3.02(a)(i) through (v))............          $__________

            IN WITNESS WHEREOF, the undersigned has duly executed this certificate this ____ day of __________, ____.


                                    FLEET BANK (RI), NATIONAL ASSOCIATION,
                                      as Servicer



                                    By:______________________________
                                       Servicing Officer

                                                                      EXHIBIT C
                                                                  TO SUPPLEMENT



                  FORM OF MONTHLY CERTIFICATEHOLDER'S STATEMENT
                 (To be delivered by the Paying Agent on behalf
                    of the Trustee on each Distribution Date
                  pursuant to Section 5.2(b) of the Supplement)

                      FLEET BANK (RI), NATIONAL ASSOCIATION

                         ------------------------------

                        FLEET CREDIT CARD MASTER TRUST II
                                  SERIES 2000-C

                         ------------------------------

            Under the Amended and Restated Pooling and Servicing Agreement dated as of December 1, 1993, (as amended and restated on May 23, 1994, and as amended by Amendment Number 1, dated as of July 1, 1994, as further amended by Amendment Number 2, dated as of October 6, 1995, as further amended by Amendment Number 3, dated as of February 20, 1998, as further amended by Amendment Number 4, dated as of May 14, 1999, and as assigned by Advanta National Bank to the Bank pursuant to an Assignment and Assumption Agreement, dated as of February 20, 1998, among Advanta National Bank, the Bank, Fleet Credit Card, LLC, and Bankers Trust Company, as trustee, the "Amended and Restated Pooling and Servicing Agreement") between the Bank, as seller (in such capacity, together with its predecessors as sellers during such period as any such predecessors were sellers, the "Seller") and servicer (in such capacity, the "Servicer") and Bankers Trust Company, as trustee (the "Trustee"), as supplemented by the Series 2000-C Supplement, dated as of August 25, 2000, by and between the Bank, as Seller and Servicer, and the Trustee, the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to all Series 2000-C Certificateholders. This statement relates to the Distribution Date (the "Distribution Date") and the performance of the Fleet Credit Card Master Trust II (the "Trust") during the prior Monthly Period (the "Monthly Period"). Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 2000-C Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Agreement.

1.       The total amount of the distribution on the
         Distribution Date per $1,000 original principal
         amount of the Class A Certificates................      $__________

2.       The total amount of the distribution on the
         Distribution Date per $1,000 original principal
         amount of the Class B Certificates................      $__________

3.       The amount of the distribution set forth in
         paragraph 1 above in respect of principal per
         $1,000 original principal amount of the Class A
         Certificates......................................      $__________

4.       The amount of the distribution set forth in
         paragraph 2 above in respect of principal per
         $1,000 original principal amount of the Class B
         Certificates......................................      $__________

5.       The amount of the distribution set forth in
         paragraph 1 above in respect of interest per
         $1,000 original principal amount of the Class A
         Certificates......................................      $___________

6.       The amount of the distribution set forth in
         paragraph 2 above in respect of interest per
         $1,000 original principal amount of the Class B
         Certificates......................................      $__________

7.       The aggregate amount of Collections of
         Receivables processed for the prior Monthly
         Period which were allocated in respect of Series
         2000-C............................................      $__________

8.       The aggregate amount of Collections of Principal
         Receivables processed during the prior Monthly
         Period and allocated in respect of Series 2000-C..      $__________

9.       The aggregate amount of Reallocated Principal
         Collections with respect to the prior Monthly
         Period............................................      $__________

10.      The aggregate amount of Collections of Finance
         Charge Receivables processed during the prior
         Monthly Period and allocated in respect of the
         Class A Certificates..............................      $__________

11.      The aggregate amount of Collections of Finance
         Charge Receivables processed during the prior
         Monthly Period and allocated in respect of the
         Class B Certificates..............................      $__________

12.      The Principal Allocation Percentage(s) during the
         prior Monthly Period..............................      ____% [Dates]
                                                                 ____% [Dates]

13.      The Floating Allocation Percentage(s) during the
         prior Monthly Period..............................      ____% [Dates]
                                                                 ____% [Dates]

14.      The aggregate outstanding balance of Accounts           $__________
         which are 30, 60, 90, 120, 150 and 180 or more          $__________
         days delinquent as of the end of the prior              $__________
         Monthly Period is.................................      $__________
                                                                 $__________
                                                                 $__________
15.      The Class A Investor Default Amount for the prior
         Monthly Period is.................................      $__________

16.      The Class B Investor Default Amount for the prior
         Monthly Period is.................................      $__________

17.      The Collateral Default Amount for the prior
         Monthly Period....................................      $__________

18.      The aggregate amount of Class A Investor
         Charge-Offs for the prior Monthly Period is.......      $__________

19.      The aggregate amount of Class B Investor
         Charge-Offs for the prior Monthly Period is.......      $__________

20.      The aggregate amount of Collateral Charge-Offs
         for the prior Monthly Period......................      $__________

21.      The aggregate amount of Class A Investor
         Charge-Offs reimbursed on the Distribution Date is      $__________

22.      The aggregate amount of Class B Investor
         Charge-Offs reimbursed on the Distribution Date is      $__________

23.      The aggregate amount of Collateral Charge-Offs
         reimbursed on the Distribution Date ..............      $__________

24.      The amount of the Class A Servicing Fee for the
         prior Monthly Period is...........................      $__________

25.      The amount of the Class B Servicing Fee for the
         prior Monthly Period is...........................      $__________

26.      The amount of the Collateral Servicing Fee for
         the prior Monthly Period is.......................      $__________

27.      The Class A Investor Amount after giving effect
         to any payments on the Distribution Date is.......      $__________

28.      The Class A Invested Amount after giving effect
         to any payments on the Distribution Date is.......      $__________

29.      The Class B Investor Amount after giving effect
         to any payments on the Distribution Date is.......      $__________

30.      The Class B Invested Amount after giving effect
         to any payments on the Distribution Date is.......      $__________

31.      The amount, if any, by which the outstanding
         principal balance of the Class A Certificates
         exceeds the Class A Investor Amount after giving
         effect to any activity on the Distribution Date is ...     $__________

32.      The amount, if any, by which the outstanding
         principal balance of the Class B Certificates
         exceeds the Class B Investor Amount after giving
         effect to any activity on the Distribution Date is ...     $__________

33.      The Collateral Invested Amount as of the close of
         business on the Distribution Date....................      $__________

34.      The amount on deposit in the Principal Funding
         Account as of the close of business on the
         Distribution Date is ................................      $__________

35.      The amount on deposit in the Reserve Account as
         of the close of business on the Distribution Date
         is...................................................      $__________

36.      The amount on deposit in the Swap Reserve Fund as
         of the close of business on the Distribution Date
         is...................................................      $__________

37.      The amount by which the Net Portfolio Yield for
         the prior Monthly Period exceeds the Base Rate
         for such Monthly Period..............................      $__________

38.      The Net Portfolio Yield for the prior Monthly
         Period is............................................      $__________

39.      The Base Rate for the Prior Monthly Period is........      $__________

40.      The amount of Interchange with respect to the
         prior Monthly Period is..............................      $__________

41.      The Deficit Controlled Accumulation Amount (after
         giving effect to any activity on the Distribution
         Date)................................................      $__________

42.      The amount of the Net Swap Receipt for the
         related Transfer Date................................      $__________

43.      The amount of the Net Swap Payment for the
         related Transfer Date................................      $__________

44.      Matters Related to the Interest Rate Swap:
         a.    Has the Interest Reserve Account been
               established?...................................       __________
         b.    Has the Interest Reserve Account been
               funded?........................................       __________
         c.    Aggregate amount withdrawn from the
               Interest Reserve Account, if any...............      $__________
         d.    Has the Interest Rate Swap been terminated.....       __________

                    FLEET BANK (RI), NATIONAL ASSOCIATION,
                      as Servicer



                    By:______________________________
                         Title

                                                                       EXHIBIT D
                                                                   TO SUPPLEMENT

                            FORM OF INVESTMENT LETTER

                                     [Date]


      Re:   Fleet Credit Card Master Trust II;
            Purchases of Series 2000-C Collateral Interest

Ladies and Gentlemen:

            This letter (the "Investment Letter") is delivered by the undersigned (the "Purchaser") pursuant to Section 10.8 of the Series 2000-C Supplement, dated as of August 25, 2000 (the "Series Supplement") to the Pooling and Servicing Agreement, dated as of December 1, 1993 (as amended and supplemented, the "Agreement"), each among Bankers Trust Company, as Trustee, and Fleet Bank (RI), National Association, as Seller and Servicer. Capitalized terms used herein without definition shall have the meanings set forth in the Agreement. The Purchaser represents to and agrees with the Seller as follows:

            (a) The Purchaser has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment in the Collateral Interest and is able to bear the economic risk of such investment.

            (b) The Purchaser is an "accredited investor," as defined in Rule 501, promulgated by the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"), or is a sophisticated institutional investor. The Purchaser understands that the offering and sale of the Collateral Interest has not been and will not be registered under the Securities Act and has not and will not be registered or qualified under any applicable "Blue Sky" law, and that the offering and sale of the Collateral Interest has not been reviewed by, passed on or submitted to any federal or state agency or commission, securities exchange or other regulatory body.

            (c) The Purchaser is acquiring an interest in the Collateral Interest without a view to any distribution, resale or other transfer thereof except, with respect to any Collateral Interest or any interest or participation therein, as contemplated in the following sentence. The Purchaser will not resell or otherwise transfer any interest or participation in the Collateral Interest, except in accordance with Section
                  10.8 of the Series Supplement and (i) in a transaction exempt from the registration requirements of the Securities Act of 1933, as amended, and applicable state securities or "blue sky" laws; (ii) to the Seller or any affiliate of the Seller; or (iii) to a person who the Purchaser reasonably believes is a qualified institutional buyer (within the meaning thereof in Rule 144A under the Securities Act) that is aware that the resale or other transfer is being made in reliance upon Rule 144A. In connection therewith, the Purchaser hereby agrees that it will not resell or otherwise transfer the Collateral Interest or any interest therein unless the purchaser thereof provides to the addressee hereof a letter substantially in the form hereof.

            (d) No portion of the Collateral Interest or any interest therein may be transferred, and each Assignee will certify that it is not, (a) an "employee benefit plan" (as defined in Section 3(3) of ERISA), including governmental plans and church plans,
                  (b) any "plan" (as defined in Section 4975(e)(1) of the Code) including individual retirement accounts and Keogh plans, or
                  (c) any other entity whose underlying assets include "plan assets" (within the meaning of Department of Labor Regulation
                  Section 2510.3-101, 29 C.F.R. Section 2510.3-101 or otherwise under ERISA) by reason of a plan's investment in the entity, including, without limitation, an insurance company general account.

            (e) This Investment Letter has been duly executed and delivered and constitutes the legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles affecting the enforcement of creditors' rights generally and general principles of equity.

                                                Very truly yours,

                                                [NAME OF PURCHASER]


                                                By:  __________________________
                                                     Name:
                                                     Title:

AGREED TO AS OF THE DATE FIRST
ABOVE WRITTEN:

FLEET BANK (RI), NATIONAL
   ASSOCIATION


By:  _______________________
     Name:
     Title:


                                      D-2